As filed with the Securities and Exchange Commission on April 28, 2000.

                                                     1933 Act File No. 33-82270
                                                     1940 Act File No. 811-8672

                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                   FORM N-1A


           REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933 _X_
                          Pre-Effective Amendment No.

                         Post-Effective Amendment No. _8_

                                      and

       REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940 _X_

                                Amendment No. _9_

                           USAA LIFE INVESTMENT TRUST
               -------------------------------------------------
               (Exact Name of Registrant as Specified in Charter)

                9800 Fredericksburg Road, San Antonio, TX    78288
             ------------------------------------------------------
              (Address of Principal Executive Offices) (Zip Code)

       Registrant's Telephone Number, including Area Code (210) 498-8000
                                                          --------------

                              MARK S. HOWARD, ESQ.
                              Assistant Secretary
                           USAA Life Investment Trust
                       9800 Fredericksburg Road, BK-B04-S
                             San Antonio, TX 78288
                    ---------------------------------------
                    (Name and Address of Agent for Service)

Approximate Date of Proposed Public Offering: As soon as practicable after the effective date of this Registration Statement.

It is proposed that this filing will become effective under Rule 485

___  immediately upon filing pursuant to paragraph (b)
_X_  on May 1, 2000, pursuant to paragraph (b)
___  60 days after filing pursuant to paragraph (a)(1)
___  on (date) pursuant to paragraph (a)(1)
___  75 days after filing pursuant to paragraph (a)(2)
___  on (date) pursuant to paragraph (a)(2)

If appropriate, check the following box:

___ This post-effective amendment designates a new effective date for a previously filed post-effective amendment.

                         Exhibit Index on Pages 62 - 64
                                                              Page 1 of 116

                           USAA LIFE INVESTMENT TRUST

                             CROSS REFERENCE SHEET

                                     PART A

FORM N-1A ITEM NO.                             SECTION IN PROSPECTUS

1. Front and Back Cover Pages...............   Same

2. Risk/Return Summary: Investments,
    Risks, and Performance..................   Fund Objectives, Strategies, and
                                               Risks

3. Risk/Return Summary: Fee Table...........   Not Applicable

4. Investment Objectives, Principal
    Investment Strategies, and
    Related Risks...........................   Fund Objectives, Strategies, and
                                               Risks

5. Management's Discussion
    of Fund Performance.....................   Not Applicable

6. Management, Organization, and
    Capital Structure.......................   Fund Objectives, Strategies, and
                                               Risks Fund Management

7. Shareholder Information.................    Purchase of Fund Shares
                                               Redemption of Fund Shares
                                               Valuation of Fund Shares
                                               Dividends and Distributions
                                               Taxes

8. Distribution Arrangements...............    Not Applicable

9. Financial Highlights Information........    Financial Highlights

                           USAA LIFE INVESTMENT TRUST

                             CROSS REFERENCE SHEET

                                     PART B

FORM N-1A ITEM NO.                             SECTION IN STATEMENT OF
                                               ADDITIONAL INFORMATION

10. Cover Page and Table of Contents........   Same

11. Fund History............................   General Information and History

12. Description of the Fund and
    Its Investments and Risks...............   Investment Policies and
                                               Techniques
                                               Investment Restrictions
                                               Portfolio Transactions

13. Management of the Fund..................   Trustees and Officers of the
                                               Trust
                                               The Trust's Adviser

14. Control Persons and Principal
     Holders of Securities..................   Principal Holders of Securities

15. Investment Advisory and
     Other Services.........................   Distributor
                                               Investment Adviser
                                               The Trust's Adviser
                                               Custodian
                                               Transfer Agent
                                               Independent Auditors

16. Brokerage Allocation and
     Other Practices........................   Portfolio Transactions

17. Capital Stock and
     Other Securities.......................   Description of Trust Shares

18. Purchase, Redemption, and
     Pricing of Shares......................   Valuation of Securities
                                               Additional Information Regarding
                                                Redemption of Shares

19. Taxation of the Fund....................   Certain Federal Income Tax
                                               Considerations

20. Underwriters............................   Distributor
                                               The Trust's Adviser

21. Calculation of Performance Data.........   Calculation of Performance Data

22. Financial Statements....................   Cover Page
                                               Financial Statements

                                     Part A

                               Prospectus for the

              USAA Life Money Market Fund, USAA Life Income Fund,
         USAA Life Growth and Income Fund, USAA Life World Growth Fund,
      USAA Life Diversified Assets Fund, USAA Life Aggressive Growth Fund,
                        and USAA Life International Fund

                               is included herein

USAA                       USAA LIFE INVESTMENT TRUST
EAGLE                       9800 Fredericksburg Road
LOGO                        San Antonio, Texas 78288


    USAA LIFE MONEY MARKET FUND                     USAA LIFE INCOME FUND
  USAA LIFE GROWTH AND INCOME FUND               USAA LIFE WORLD GROWTH FUND
 USAA LIFE DIVERSIFIED ASSETS FUND             USAA LIFE AGGRESSIVE GROWTH FUND
   USAA LIFE INTERNATIONAL FUND

                                   PROSPECTUS
                                  MAY 1, 2000

          As with other mutual funds, the Securities and Exchange Commission has not approved or disapproved of these Funds' shares or determined whether this Prospectus is accurate or complete. Anyone who tells you otherwise is committing a crime.


                               TABLE OF CONTENTS

Introduction ........................................................     3B
Fund Objectives, Strategies, and Risks ..............................     4B
 USAA Life Money Market Fund ........................................     4B
 USAA Life Income Fund ..............................................     6B
 USAA Life Growth and Income Fund ...................................     8B
 USAA Life World Growth Fund ........................................    10B
 USAA Life Diversified Assets Fund ..................................    12B
 USAA Life Aggressive Growth Fund ...................................    14B
 USAA Life International Fund .......................................    16B
Fund Management .....................................................    18B
Purchase of Fund Shares .............................................    18B
Redemption of Fund Shares ...........................................    18B
Valuation of Fund Shares  ...........................................    18B
Dividends and Distributions .........................................    19B
Taxes ...............................................................    19B

Financial Highlights ................................................    20B
Appendix A ..........................................................    24B

                                      1B

                     [THIS PAGE LEFT BLANK INTENTIONALLLY]

                                      2B

                                  INTRODUCTION

OFFERING OF FUNDS' SHARES

         Shares of these Funds are available to the public only through the purchase of certain variable annuity contracts and variable life insurance policies offered by USAA Life Insurance Company.

GENERAL RISKS OF INVESTING IN MUTUAL FUNDS

         As with other mutual funds, losing money is a risk of investing in these Funds. Investments in any of these Funds are not deposits of USAA Federal Savings Bank, or any other bank, and are not insured or guaranteed by the FDIC or any other government agency.

FUND MANAGEMENT

         USAA Investment Management Company manages these Funds. USAA Investment Management Company is an affiliate of United Services Automobile Association (USAA) and as of the date of this Prospectus manages approximately $42 billion in total assets. For easier reading, USAA Investment Management Company will be referred to as "we" or "us" throughout this Prospectus.

                                      3B

FUND OBJECTIVES, STRATEGIES, AND RISKS

USAA LIFE MONEY MARKET FUND

Objective

The highest level of current income consistent with preservation of capital and maintenance of liquidity.

Principal Investment Strategy

The Fund's principal strategy is the investment of its assets in high-quality, U.S. dollar-denominated debt securities of domestic and foreign issuers that have been determined to present minimal credit risk, which may include the following:

o  obligations of the U.S. government,      o  municipal lease obligations;
   its agencies and instrumentalities,      o  mortgage-backed securities;
   and repurchase agreements
   collateralized by such obligations;      o  asset-backed securities;
o  short-term corporate debt obligations    o  master demand notes;
   such as notes, bonds, and                o  Eurodollar obligations;
   commercial paper;
o  U.S. bank or foreign bank obligations,   o  Yankee obligations; and
   including certificates of deposit,       o  other short-term debt securities.
   banker's acceptances, and time deposits;
o obligations of state and local governments and their agencies and instrumentalities;

The Securities and Exchange Commission (SEC) has set certain diversification requirements for money market funds. Generally, these requirements limit a money market fund's investments in securities of any issuer to no more than 5% of the fund's assets. Also, strict SEC guidelines do not permit us to invest, with respect to 75% of the Fund's assets, greater than 10% of the Fund's assets in securities issued by or subject to guarantees by the same institution. Purchases of securities issued or guaranteed by the U.S. government or its agencies or instrumentalities are not counted toward these limitations.

The Fund's investments consist of high-quality securities that qualify as "first-tier" securities under the SEC rules that apply to money market funds. In general, a first-tier security is defined as a security that is:

    o issued or guaranteed by the U.S. government or any agency or instrumentality thereof;
    o rated or subject to a guarantee that is rated in the highest category for short-term securities by at least two Nationally Recognized Statistical Rating Organizations (NRSROs), or by one NRSRO if the security is rated by only one NRSRO;
    o unrated but issued by an issuer or guaranteed by a guarantor that has other comparable short-term obligations so rated; or
    o  unrated but determined by us to be of comparable quality.

In addition, we must consider whether a particular investment presents minimal credit risk. Current NRSROs include:

    o  Moody's Investors Service;       o  Standard & Poor's Ratings Group; and
    o  Fitch IBCA;                      o  Duff & Phelps Credit Rating Co.
    o  Thompson BankWatch;

If the rating of a security is downgraded after purchase, we will determine whether it is in the best interest of the Fund's shareholders to continue to hold the security in the Fund's portfolio.

We balance factors such as credit quality and maturity to purchase the best relative value available in the market at any given time. While rare, sell decisions are usually based on a change in our credit analysis or to take advantage of an opportunity to reinvest at a higher yield.

Main Risks

While we will endeavor to maintain a constant Fund net asset value of $1 per share, there is no assurance that we will be able to do so. Remember, the shares are neither insured nor guaranteed by the U.S. government. As such, the Fund carries some risk. The primary risks of investing in this Fund are interest rate risk and credit risk.

INTEREST RATE RISK involves the possibility that the value of the Fund's investments will fluctuate because of changes in interest rates. We attempt to minimize this interest rate risk by limiting the maturity of each security to 397 days or less and maintaining a dollar-weighted average portfolio maturity for the Fund of 90 days or less. In fact, we typically invest in money market instruments with relatively short maturities primarily to facilitate the redemption of Fund shares following the "Free Look" period described in the accompanying variable annuity contract or variable life insurance policy prospectus.

    o IF INTEREST RATES INCREASE: the yield of the Fund may increase, which would likely increase the Fund's total return.

    o IF INTEREST RATES DECREASE: the yield of the Fund may decrease, which may decrease the Fund's total return.

                                      4B

CREDIT RISK involves the possibility that a borrower cannot make timely interest and principal payments on its securities. We attempt to minimize this credit risk by investing only in securities rated in the highest category for short-term securities, or, if not rated, of comparable quality, at the time of purchase. Additionally, we will not purchase a security unless our analysts have determined that the security presents minimal credit risk.

Money market funds are sometimes confused with savings accounts. A savings account is a deposit with a bank. The bank is obligated to return the amount deposited and to pay you interest for the use of your money. Up to a certain dollar amount, the Federal Deposit Insurance Corporation (FDIC) will insure that the bank meets its obligations.

The Fund is not a savings account but, rather, is a money market mutual fund that issues and redeems its shares at the Fund's net asset value (NAV) per share. The Fund always seeks to maintain a constant NAV of $1 per share. Just as a savings account pays interest on the amount deposited, the Fund pays dividends on Fund shares. The value of an account will grow over time when these dividends are reinvested in the Fund.

Who Should Consider Investing in this Fund

This Fund is designed for the investor seeking to benefit from money market yields consistent with safety of principal. The Fund does not constitute a balanced investment program, but can be used in conjunction with other funds as a component for the conservative investor for a long-term balanced investment program. The securities in which the USAA Life Money Market Fund may invest may not yield as high a level of income as securities with a lesser degree of credit safety and liquidity or longer-term debt obligations. Accordingly, the Fund is expected to provide a lower level of income and risk than other mutual funds, such as the USAA Life Income Fund.

Fund Performance

The bar chart shown below illustrates the Fund's volatility and performance from year to year for each full calendar year since the Fund's inception, while the table shows the Fund's average annual total returns for the one-year period, as well as the life of the Fund. Remember, historical performance does not necessarily indicate what will happen in the future. Also keep in mind, the total return calculations do not include other costs associated with the annuity or life insurance policy. If they did, the Fund's performance would be lower.

[SIDE BAR]
     TOTAL  RETURN   MEASURES  THE  PRICE  CHANGE  IN  A  SHARE   ASSUMING  THE
     REINVESTMENT OF ALL DIVIDEND INCOME AND CAPITAL GAIN DISTRIBUTIONS.

[BAR CHART]
                       CALENDAR YEAR   TOTAL RETURN
                           1996*         5.25%
                           1997          5.35%
                           1998          5.29%
                           1999          4.93%

                  *FUND BEGAN OPERATIONS ON JANUARY 5, 1995.

                        The Fund's total return for the three-month period ended March 31, 2000, was 1.39%.

                        During the periods shown in the bar chart, the highest total return for a quarter was 1.35% (quarter ending December 31, 1997) and the lowest total return for a quarter was 1.14% (quarter ending March 31, 1999).

[SIDE BAR]
     YIELD IS THE ANNUALIZED NET INCOME OF THE FUND DURING A SPECIFIED PERIOD AS A PERCENTAGE OF THE FUND'S SHARE PRICE.

     EFFECTIVE YIELD IS CALCULATED SIMILAR TO THE YIELD, HOWEVER, WHEN ANNUALIZED, THE INCOME EARNED IS ASSUMED TO BE REINVESTED.

===============================================================================
 AVERAGE ANNUAL TOTAL RETURNS (FOR           PAST        SINCE FUND'S INCEPTION
 THE PERIODS ENDING DECEMBER 31, 1999)       1 YEAR        ON JANUARY 5, 1995
-------------------------------------------------------------------------------
 USAA Life Money Market Fund                 4.93%             5.30%
===============================================================================

All mutual funds must use the same formulas to calculate yield and effective yield. The Fund typically advertises performance in terms of a 7-day yield and effective yield and may advertise total return. The 7-day yield quotation more closely reflects current earnings of the Fund than the total return quotation. The effective yield will be slightly higher than the yield because of the compounding effect of the assumed reinvestment. Current yields and effective yields fluctuate daily and will vary with factors such as interest rates and the quality, length of maturities, and type of investments in the portfolio. The Fund's 7-day yield for the period ended December 31, 1999, was 5.81%.

Portfolio Manager

Pamela Bledsoe Noble, Vice President of Money Market Funds, has managed the Fund since June 1996. Ms. Noble has 11 years investment management experience and has worked for us for eight years.

                                      5B

USAA LIFE INCOME FUND

Objective

Maximum current income without undue risk to principal.

Principal Investment Strategy

The Fund's principal strategy is the investment of its assets primarily in U.S. dollar-denominated debt and income producing securities that have been selected for their high yields relative to the risk involved. Consistent with this policy, when interest rates rise, we will invest a greater portion of the Fund's portfolio in securities whose value we believe to be less sensitive to interest rate changes. The Fund's portfolio may consist of any of the following:

 o  obligations of the U.S. government,   o  U.S. bank obligations, including
    its agencies and instrumentalities,      certificates of deposit and
    and repurchase agreements                banker's acceptances;
    collateralized by such obligations;   o  obligations of state and local
 o  mortgage-backed securities;              governments and their
 o  asset-backed securities;                 agencies and instrumentalities;
 o  corporate debt securities such as     o  equity and debt securities
    notes, bonds, and commercial paper;      of real estate investment trusts;
 o  master demand notes;
 o  Eurodollar obligations;
 o  Yankee obligations;
 o  other debt securities;
 o  convertible securities;
 o  common stocks; and
 o  preferred stocks.

The debt securities must be investment grade at the time of purchase. Investment-grade securities are those securities issued or guaranteed by the U.S. government, its agencies and instrumentalities; those rated or subject to a guarantee that is rated within the four highest long-term rating categories by:

    o Moody's Investors Service,        o Standard & Poor's Ratings Group, or
    o Fitch IBCA,                       o Duff and Phelps Credit Rating Co.

If unrated by these agencies, we must determine that the securities are of equivalent investment quality. You will find a complete description of the above debt ratings in the Statement of Additional Information.

If the rating of a security is downgraded below investment grade, we will determine whether it is in the best interest of the Fund's shareholders to continue to hold the security in the Fund's portfolio. If downgrades result in more than 5% of the Fund's net assets being invested in securities that are less than investment-grade quality, we will take immediate action to reduce the Fund's holdings in such securities to 5% or less of the Fund's net assets, unless otherwise directed by the Fund's Board of Trustees.

In deciding which securities to buy and sell, we search for securities that represent value at the time given current market conditions. For fixed income securities, value is a combination of yield, credit quality, structure (maturity, coupon, redemption features), and liquidity. Recognizing value is the result of simultaneously analyzing the interaction of these factors among the securities available in the market. We will sell a security if we become concerned about its credit risk, are forced by market factors to raise money, or find that an attractive replacement security is available. For common stocks, value involves selecting dividend-paying stocks, whose yields are sensitive to interest rate levels when their dividend yields are close to bond yields, which implies undervaluation. Such stocks are generally sold when their yields return to a normal relationship versus bonds through price appreciation.

As a temporary defensive measure because of market, economic, political, or other conditions, we may invest up to 100% of the Fund's assets in investment-grade, short-term debt instruments. This may result in the Fund not achieving its investment objective during the time it is in this temporary defensive posture.

Main Risks

The primary risks of investing in this Fund are interest rate risk, prepayment risk, credit risk, and market risk.

INTEREST RATE RISK involves the possibility that the value of the Fund's investments will fluctuate because of changes in interest rates.

    o IF INTEREST RATES INCREASE: the yield of the Fund may increase and the market value of the Fund's securities will likely decline, adversely affecting the net asset value and total return.

    o IF INTEREST RATES DECREASE: the yield of the Fund may decrease and the market value of the Fund's securities may increase, which would likely increase the Fund's net asset value and total return.

The price volatility of a bond also depends on its maturity. Generally, the longer the maturity of a bond, the greater its sensitivity to interest rates. To compensate investors for this higher risk, bonds with longer maturities generally offer higher yields than bonds with shorter maturities.

PREPAYMENT RISK involves the possibility that prepayments of mortgages will affect mortgage-backed securities held in the Fund's portfolio and will require reinvestment at lower interest rates, resulting in less interest income to the Fund.

CREDIT RISK involves the possibility that a borrower cannot make timely interest and principal payments on its securities. We attempt to minimize the Fund's credit risk by investing in securities considered investment grade at the time of purchase. When evaluating

                                      6B
potential investments for the Fund, our analysts also assess credit risk and its impact on the Fund's portfolio. Nevertheless, even investment-grade securities are subject to some credit risk. Securities in the lowest-rated, investment-grade category have speculative characteristics. Changes in economic conditions or other circumstances are more likely to lead to a weakened capability to make principal and interest payments on these securities than is the case for higher-rated securities. In addition, the ratings of securities are estimates by the rating agencies of the credit quality of the securities. The ratings may not take into account every risk related to whether interest or principal will be repaid on a timely basis.

MARKET RISK involves the possibility that the value of the Fund's investments in equity securities will decline in a down stock market, reducing the value of the company's stock, regardless of the success or failure of any one company's operations. Stock markets tend to run in cycles, with periods when stock prices generally go up, known as "bull" markets, and periods when stock prices generally go down, referred to as "bear" markets. Equity securities tend to go up and down more than bonds.

An additional risk of the Fund is the risk of investing in real estate investment trusts (REITs).

REITS. Investing in REITs may subject the Fund to many of the same risks associated with the direct ownership of real estate. Additionally, REITs are dependent upon the capabilities of the REIT manager(s), have limited diversification, and could be significantly impacted by changes in tax laws.

Who Should Consider Investing in this Fund

This Fund is designed primarily for the investor seeking to benefit from a level of income higher than that available in the USAA Life Money Market Fund. An investor in this Fund should also be willing to accept principal fluctuation. Similar to the USAA Life Money Market Fund, the USAA Life Income Fund should not be relied upon as a balanced investment program.

Fund Performance

The bar chart shown below illustrates the Fund's volatility and performance from year to year for each full calendar year since the Fund's inception, while the table shows how the Fund's average annual total returns for the one-year period, as well as the life of the Fund, compared to those of a broad-based securities market index. Remember, historical performance does not necessarily indicate what will happen in the future. Also keep in mind, the total return calculations do not include other costs associated with the annuity or life insurance policy. If they did, the Fund's performance would be lower.

[SIDE BAR]
     TOTAL  RETURN   MEASURES  THE  PRICE  CHANGE  IN  A  SHARE   ASSUMING  THE
     REINVESTMENT OF ALL DIVIDEND INCOME AND CAPITAL GAIN DISTRIBUTIONS.

[BAR CHART]
                        CALENDAR YEAR  TOTAL RETURN
                             1996*          .67%
                             1997         11.60%
                             1998          9.17%
                             1999         -5.17%

                  *FUND BEGAN OPERATIONS ON JANUARY 5, 1995.

                        The Fund's total return for the three-month period ended March 31, 2000, was 3.17%.

                        During the periods shown in the bar chart, the highest total return for a quarter was 4.17% (quarter ending September 30, 1997) and the lowest total return for a quarter was -4.24% (quarter ending March 31, 1996).

[SIDE BAR]
     YIELD IS THE ANNUALIZED NET INCOME OF THE FUND DURING A SPECIFIED PERIOD AS A PERCENTAGE OF THE FUND'S SHARE PRICE.

                        All mutual funds must use the same formula to calculate yield. The Fund may advertise performance in terms of a 30-day yield quotation. The Fund's 30-day yield for the period ended December 31, 1999, was 7.94%.

===============================================================================
 AVERAGE ANNUAL TOTAL RETURNS (FOR THE       PAST        SINCE FUND'S INCEPTION
 PERIODS ENDING DECEMBER 31, 1999)           1 YEAR         ON JANUARY 5, 1995
-------------------------------------------------------------------------------
 USAA Life Income Fund                        -5.17%                     7.58%
-------------------------------------------------------------------------------
 Lehman Brothers Aggregate Bond Index*        -0.82%                     7.68%
===============================================================================
         * THE LEHMAN BROTHERS AGGREGATE BOND INDEX IS AN UNMANAGED INDEX OF THE GOVERNMENT/CORPORATE INDEX, THE MORTGAGE-BACKED SECURITIES INDEX, AND THE ASSET-BACKED SECURITIES INDEX.

Portfolio Manager

Margaret Weinblatt, Vice President of Mutual Fund Portfolios, has managed the Fund since February 2000. Ms. Weinblatt has 20 years investment management experience and began working for us in January 2000. Prior to joining us she worked for Countrywide Investments from June 1998 to November 1999; Copernicus Asset Management, Ltd. from January 1996 to June 1998; and Neuberger & Berman from 1986 to October 1995.

                                      7B

USAA LIFE GROWTH AND INCOME FUND

Objective

Capital growth and current income.

Principal Investment Strategy

The Fund's principal strategy is the investment of its assets primarily in dividend-paying equity securities. We use the term "equity securities" to include common stocks, securities convertible into common stocks, securities that carry the right to buy common stocks, and real estate investment trusts (REITs). We will limit the Fund's investment in convertible securities to 5% of the value of the Fund's net assets at the time these securities are purchased. We may also invest in nonconvertible debt securities and nonconvertible preferred stock.

Additionally, we may invest up to 30% of the Fund's total assets in American Depositary Receipts (ADRs) or similar forms of ownership interest in securities of foreign issuers deposited with a depositary, and securities of foreign issuers that are traded on U.S. securities exchanges or in U.S. over-the-counter markets.

In deciding which securities to buy and sell, we appraise a stock's price in relation to the company's earnings, cash flow, book value, and yield. We also consider various qualitative factors such as the number of shares the company's management owns, the attitude of investors in general toward the company, and the quality of management. We use the same criteria in deciding which securities to sell. For example, when a company's shares sell well above their relative historical levels of valuation, we may decide to sell the stock.

As a temporary defensive measure because of market, economic, political, or other conditions, we may invest up to 100% of the Fund's assets in investment-grade, short-term debt instruments. This may result in the Fund not achieving its investment objective during the time it is in this temporary defensive posture.

Main Risks

The primary risk of investing in this Fund is market risk.

MARKET RISK involves the possibility that the value of the Fund's investments in equity securities will decline in a down stock market, reducing the value of the company's stock, regardless of the success or failure of any one company's operations. Stock markets tend to run in cycles, with periods when stock prices generally go up, known as "bull" markets, and periods when stock prices generally go down, referred to as "bear" markets. Equity securities tend to go up and down more than bonds.

Other risks of the Fund include the risks of foreign investing and investing in real estate investment trusts (REITs).

FOREIGN INVESTING RISK. Investing in securities of foreign issuers poses unique risks: currency exchange rate fluctuations; increased price volatility; different accounting, reporting, and disclosure requirements; and political or social instability. In the past, equity and debt instruments of foreign issuers have been more volatile than equity and debt instruments of U.S. issuers.

REITS. Investing in REITs may subject the Fund to many of the same risks associated with the direct ownership of real estate. Additionally, REITs are dependent upon the capabilities of the REIT manager(s), have limited diversification, and could be significantly impacted by changes in tax laws.

Who Should Consider Investing in this Fund

This Fund is designed for the investor seeking to benefit from long-term growth of capital and income. Because the Fund emphasizes investments in common stocks, its value will fluctuate based on market conditions. Consequently, the USAA Life Growth and Income Fund should not be relied upon for short-term financial needs or short-term investment in the stock market.

                                      8B

Fund Performance

The bar chart shown below illustrates the Fund's volatility and performance from year to year for each full calendar year since the Fund's inception, while the table shows how the Fund's average annual total returns for the one-year period, as well as the life of the Fund, compared to those of a broad-based securities market index. Remember, historical performance does not necessarily indicate what will happen in the future. Also keep in mind, the total return calculations do not include other costs associated with the annuity or life insurance policy. If they did, the Fund's performance would be lower.

[SIDE BAR]
     TOTAL  RETURN   MEASURES  THE  PRICE  CHANGE  IN  A  SHARE   ASSUMING  THE
     REINVESTMENT OF ALL DIVIDEND INCOME AND CAPITAL GAIN DISTRIBUTIONS.

[BAR CHART]
                           CALENDAR YEAR   TOTAL RETURN
                               1996*          24.13%
                               1997           26.43%
                               1998            6.93%
                               1999           14.67%

                  *FUND BEGAN OPERATIONS ON JANUARY 5, 1995.

                        The Fund's total return for the three-month period ended March 31, 2000, was 1.39%.

                        During the periods shown in the bar chart, the highest total return for a quarter was 17.33% (quarter ending December 31, 1998) and the lowest total return for a quarter was -17.02% (quarter ending September 30,
                        1998).

===============================================================================
 AVERAGE ANNUAL TOTAL RETURNS (FOR THE     PAST         SINCE FUND'S INCEPTION
 PERIODS ENDING DECEMBER 31, 1999)         1 YEAR         ON JANUARY 5, 1995
-------------------------------------------------------------------------------
 USAA Life Growth and Income Fund          14.67%                20.44%
-------------------------------------------------------------------------------
 S&P 500 Index*                            21.03%                28.50%
===============================================================================

         * THE S&P 500 INDEX IS A BROAD-BASED COMPOSITE UNMANAGED INDEX THAT REPRESENTS THE WEIGHTED AVERAGE PERFORMANCE OF A GROUP OF 500 WIDELY HELD, PUBLICLY TRADED STOCKS.

Portfolio Manager

R. David Ullom, Assistant Vice President of Equity Investments, has managed the Fund since its inception in January 1995. Mr. Ullom has 25 years investment management experience and has worked for us for 14 years.

                                      9B

USAA LIFE WORLD GROWTH FUND

Objective

Long-term capital appreciation.

Principal Investment Strategy

The Fund's principal strategy is the investment of its assets primarily in equity securities of both foreign and domestic issuers. We use the term "equity securities" to include common stocks, preferred stocks, securities convertible into common stocks, and securities that carry the right to buy common stocks. We may invest the remainder of the Fund's assets in investment-grade, short-term debt instruments having the following characteristics:

    o remaining maturities of less than one year that have been issued or guaranteed as to both principal and interest by the U.S. government or its agencies or instrumentalities, or
    o repurchase agreements collateralized by such securities.

There are no restrictions as to the types of businesses or operations of companies in which the Fund's assets may be invested, except that we may not invest more than 25% of the Fund's total assets in one industry. Under normal market conditions, the Fund's investments will be diversified in at least three countries.

We believe that international diversification may have a balancing impact with regard to domestic investments during periods of adverse economic and market conditions in the United States. Therefore, the Fund combines the advantages of investing in a diversified international market and domestic market, with the convenience and liquidity of a mutual fund based in the United States.

In deciding which foreign securities to buy and sell, we review countries and regions for economic and political stability as well as future prospects. Then we research individual companies looking for favorable valuations, growth prospects, quality of management, and industry outlook. Securities are sold if we believe they are overvalued or if the economic or political outlook significantly deteriorates.

In deciding which domestic securities to buy and sell, we generally invest in companies that are, or have the prospect of becoming, dominant in their industry. We expect the sales and earnings of these companies to grow faster than those of their industry peers. We consider a number of factors such as a company's strategic position in its industry, sales and earnings growth, cash flow, book value, and dividend yield. We will sell a security when we perceive that our original investment thesis no longer holds.

As a temporary defensive measure because of market, economic, political, or other conditions, we may invest up to 100% of the Fund's assets in investment-grade, short-term debt instruments. This may result in the Fund not achieving its investment objective during the time it is in this temporary defensive posture.

Main Risks

The primary risks of investing in this Fund are market risk and the risks of foreign investing.

MARKET RISK involves the possibility that the value of the Fund's investments in equity securities will decline in a down stock market, reducing the value of the company's stock, regardless of the success or failure of any one company's operations. Stock markets tend to run in cycles, with periods when stock prices generally go up, known as "bull" markets, and periods when stock prices generally go down, referred to as "bear" markets. Equity securities tend to go up and down more than bonds.

FOREIGN INVESTING RISK involves the possibility that the value of the Fund's investments in foreign stock, including American Depositary Receipts (ADRs) and Global Depositary Receipts (GDRs), will decrease because of the following unique risks: currency exchange rate fluctuations; foreign market illiquidity; exchange control regulations; foreign ownership limits; different accounting, reporting, and disclosure requirements; difficulties in obtaining legal judgments; and foreign withholding taxes. In the past, equity and debt instruments of foreign markets have been more volatile than equity and debt instruments of U.S. securities markets. Three forms of foreign investing risk are emerging markets risk, political risk, and euro conversion risk.

    o EMERGING MARKETS RISK. Investments in countries that are in the early stages of their industrial development involve exposure to economic structures that are generally less diverse and mature than in the United States and to political systems which may be less stable.

    o POLITICAL RISK. Political risk includes a greater potential for coups d'etat, revolts, and expropriation by governmental organizations.

    o EURO CONVERSION RISK. On January 1, 1999, countries participating in the European Monetary Union began converting their currencies into a new currency unit called the Euro. The conversion to the Euro, which will continue in stages through 2002, is expected to reshape the financial markets, banking systems, and monetary policies in Europe and other parts of the world and could adversely affect the Fund's investments in these markets. In addition, a failure of the clearing and settlement systems in these markets to handle the Euro conversion could adversely affect the Fund.

                                      10B

Who Should Consider Investing in this Fund

This Fund is designed for the investor seeking to diversify by investing in securities of both domestic and foreign issuers and who is prepared to bear the risks of such investments. Because of the Fund's emphasis on equity securities and securities of foreign issuers, the USAA Life World Growth Fund should not be relied upon as a balanced investment program.

Fund Performance

The bar chart shown below illustrates the Fund's volatility and performance from year to year for each full calendar year since the Fund's inception, while the table shows how the Fund's average annual total returns for the one-year period, as well as the life of the Fund, compared to those of a broad-based securities market index. Remember, historical performance does not necessarily indicate what will happen in the future. Also keep in mind, the total return calculations do not include other costs associated with the annuity or life insurance policy. If they did, the Fund's performance would be lower.

[SIDE BAR]
     TOTAL  RETURN   MEASURES  THE  PRICE  CHANGE  IN  A  SHARE   ASSUMING  THE
     REINVESTMENT OF ALL DIVIDEND INCOME AND CAPITAL GAIN DISTRIBUTIONS.

[BAR CHART]
                       CALENDAR YEAR  TOTAL RETURN
                            1996*         21.12%
                            1997          14.08%
                            1998          11.46%
                            1999          30.93%

                  *FUND BEGAN OPERATIONS ON JANUARY 5, 1995.

                        The Fund's total return for the three-month period ended March 31, 2000, was 4.20%.

                        During the periods shown in the bar chart, the highest total return for a quarter was 20.19% (quarter ending December 31, 1998) and the lowest total return for a quarter was -18.36% (quarter ending September 30,
                        1998).

===============================================================================
 AVERAGE ANNUAL TOTAL RETURNS (FOR THE        PAST       SINCE FUND'S INCEPTION
 PERIODS ENDING DECEMBER 31, 1999)            1 YEAR         ON JANUARY 5, 1995
-------------------------------------------------------------------------------
 USAA Life World Growth Fund                  30.93%             19.24%
-------------------------------------------------------------------------------
 Morgan Stanley Capital Index (MSCI) World*   24.93%             19.86%
===============================================================================

         * MORGAN  STANLEY  CAPITAL  INDEX - WORLD IS AN UNMANAGED  INDEX   THAT
           REFLECTS THE MOVEMENTS OF WORLD STOCK MARKETS BY REPRESENTING A BROAD SELECTION OF DOMESTICALLY LISTED COMPANIES WITHIN EACH MARKET.

Portfolio Managers

FOREIGN SECURITIES

Albert C. Sebastian, Vice President of International Mutual Funds, is the asset allocation manager for the USAA Life World Growth Fund and coordinates the activities of the managers. He has co-managed the Fund's investments in foreign securities since October 1996. Mr. Sebastian has 16 years investment management experience and has worked for us for nine years.

Kevin P. Moore, Assistant Vice President of Equity Investments, has co-managed the Fund's investments in foreign securities since October 1999. Mr. Moore has 12 years investment management experience and has worked for us for five years.

DOMESTIC SECURITIES

Curt Rohrman, Assistant Vice President of Equity Investments, has managed the Fund's investments in domestic securities since October 1998. Mr. Rohrman has 11 years investment management experience and has worked for us for five years.

                                      11B

USAA LIFE DIVERSIFIED ASSETS FUND

Objective

Long-term capital growth, consistent with preservation of capital and balanced by current income.

Principal Investment Strategy

The Fund's principal strategy is the investment of its assets in a diversified program within one mutual fund by allocating the Fund's assets, under normal market conditions, in approximately 60% equity securities (selected for their potential return) and approximately 40% in debt securities of varying maturities. We use the term "equity securities" to include common stocks, preferred stocks, securities convertible into common stocks, and securities that carry the right to buy common stocks. The equity securities consist primarily of "basic value stocks" of U.S. companies that we believe are undervalued in relation to such factors as the company's assets and current or prospective earnings. We may also invest the Fund's assets in shares of real estate investment trusts (REITs).

The fixed income component of the Fund will be made up of the same types of debt securities in which the USAA Life Income Fund may invest. The Fund may also invest in municipal lease obligations.

From time to time the stock and bond markets may fluctuate independently of each other. In other words, a decline in the stock market may, in certain instances, be offset by a rise in the bond market, or vice versa. As a result, the Fund, with its mix of stocks and bonds, may in the long run potentially return less (and entail less market risk) than a mutual fund investing exclusively in stocks.

In deciding which equity securities to buy and sell, we appraise a stock's price in relation to the company's earnings, cash flow, book value, and yield. We also consider various qualitative factors such as the number of shares the company's management owns, the attitude of investors in general toward the company, and the quality of management. We use the same criteria in deciding which securities to sell. For example, when a company's shares sell well above their relative historical levels of valuation, we may decide to sell the stock.

In deciding which debt securities to buy and sell, we search for securities that represent value at the time given current market conditions. Value is a combination of yield, credit quality, structure (maturity, coupon, redemption features), and liquidity. Recognizing value is the result of simultaneously analyzing the interaction of these factors among the securities available in the market. We will sell a security if we become concerned about its credit risk, are forced by market factors to raise money, or find that an attractive replacement is available.

As a temporary defensive measure because of market, economic, political, or other conditions, we may invest up to 100% of the Fund's assets in investment-grade, short-term debt instruments. This may result in the Fund not achieving its investment objective during the time it is in this temporary defensive posture.

Main Risks

The primary risks of investing in this Fund are market risk, credit risk, and interest rate risk.

MARKET RISK involves the possibility that the value of the Fund's investments in equity securities will decline in a down stock market, reducing the value of the company's stock, regardless of the success or failure of any one company's operations. Stock markets tend to run in cycles, with periods when stock prices generally go up, known as "bull" markets, and periods when stock prices generally go down, referred to as "bear" markets. Equity securities tend to go up and down more than bonds.

CREDIT RISK involves the possibility that a borrower cannot make timely interest and principal payments on its securities. We attempt to minimize the Fund's credit risk by investing in securities considered investment grade at the time of purchase. When evaluating potential investments for the Fund, our analysts also assess credit risk and its impact on the Fund's portfolio. Nevertheless, even investment-grade securities are subject to some credit risk. Securities in the lowest-rated, investment-grade category have speculative characteristics. Changes in economic conditions or other circumstances are more likely to lead to a weakened capability to make principal and interest payments on these securities than is the case for higher-rated securities. In addition, the ratings of securities are estimates by the rating agencies of the credit quality of the securities. The ratings may not take into account every risk related to whether interest or principal will be repaid on a timely basis.

INTEREST RATE RISK involves the possibility that the value of the Fund's investments will fluctuate because of changes in interest rates.

    o IF INTEREST RATES INCREASE: the yield of the Fund may increase and the market value of the Fund's securities will likely decline, adversely affecting the net asset value and total return.

    o IF INTEREST RATES DECREASE: the yield of the Fund may decrease and the market value of the Fund's securities may increase, which would likely increase the Fund's net asset value and total return.

The price volatility of a bond also depends on its maturity. Generally, the longer the maturity of a bond, the greater its sensitivity to interest rates. To compensate investors for this higher risk, bonds with longer maturities generally offer higher yields than bonds with shorter maturities.

                                      12B

Other risks of the Fund include the risk of investing in real estate investment trusts (REITs) and prepayment risk.

REITS. Investing in REITs may subject the Fund to many of the same risks associated with the direct ownership of real estate. Additionally, REITs are dependent upon the capabilities of the REIT manager(s), have limited diversification, and could be significantly impacted by changes in tax laws.

PREPAYMENT RISK involves the possibility that prepayments of mortgages will affect mortgage-backed securities held in the Fund's portfolio and will require reinvestment at lower interest rates, resulting in less interest income to the Fund.

Who Should Consider Investing in this Fund

This Fund is designed for the investor seeking the benefits of both long-term capital appreciation and current income. Generally, this Fund is expected to have less exposure to equity securities than the USAA Life Growth and Income Fund.

Fund Performance

The bar chart shown below illustrates the Fund's volatility and performance from year to year for each full calendar year since the Fund's inception, while the table shows how the Fund's average annual total returns for the one-year period, as well as the life of the Fund, compared to those of a broad-based securities market index. Remember, historical performance does not necessarily indicate what will happen in the future. Also keep in mind, the total return calculations do not include other costs associated with the annuity or life insurance policy. If they did, the Fund's performance would be lower.


[SIDE BAR]
     TOTAL  RETURN   MEASURES  THE  PRICE  CHANGE  IN  A  SHARE   ASSUMING  THE
     REINVESTMENT OF ALL DIVIDEND INCOME AN CAPITAL GAIN DISTRIBUTIONS.

[BAR CHART]
                       CALENDAR YEAR  TOTAL RETURN
                           1996*         14.30%
                           1997          20.70%
                           1998           9.63%
                           1999           7.58%

                   *FUND BEGAN OPERATIONS ON JANUARY 5, 1995

                        The Fund's total return for the three-month period ended March 31, 2000, was 1.77%.

                        During the periods shown in the bar chart, the highest total return for a quarter was 10.14% (quarter ending June 30, 1997) and the lowest total return for a quarter was -7.07% (quarter ending September 30, 1998).

===============================================================================
 AVERAGE ANNUAL TOTAL RETURNS (FOR THE       PAST        SINCE FUND'S INCEPTION
 PERIODS ENDING DECEMBER 31, 1999)           1 YEAR         ON JANUARY 5, 1995
-------------------------------------------------------------------------------
 USAA Life Diversified Assets Fund            7.58%               15.50%
-------------------------------------------------------------------------------
 S&P 500 Index*                              21.03%               28.50%
===============================================================================

         * THE S&P 500 INDEX IS A BROAD-BASED COMPOSITE UNMANAGED INDEX THAT REPRESENTS THE WEIGHTED AVERAGE PERFORMANCE OF A GROUP OF 500 WIDELY HELD, PUBLICLY TRADED STOCKS.

Portfolio Managers

EQUITY SECURITIES

R. David Ullom, Assistant Vice President of Equity Investments, is the asset allocation manager of the USAA Life Diversified Assets Fund. He has managed the Fund's investments in equity securities since August 1998. Mr. Ullom has 25 years investment management experience and has worked for us for 14 years.

FIXED INCOME SECURITIES

Paul H. Lundmark, Assistant Vice President of Fixed Income Mutual Fund Portfolios, has managed the Fund's investments in fixed income securities since its inception in January 1995. Mr. Lundmark has 14 years investment management experience and has worked for us for eight years.

                                      13B

USAA LIFE AGGRESSIVE GROWTH FUND

Objective

Appreciation of capital.

Principal Investment Strategy

The Fund's principal strategy is the investment of its assets primarily in equity securities of companies with the prospect of rapidly growing earnings. These investments will tend to be made in smaller, less-recognized companies, but may include larger, more widely recognized companies as well. We use the term "equity securities" to include common stocks, securities convertible into common stocks, and securities that carry the right to buy common stocks.

While most of the Fund's assets will be invested in U.S. securities, we may also invest up to 30% of the Fund's total assets in foreign securities purchased in either foreign or U.S. markets. These foreign holdings may include securities issued in emerging markets as well as securities issued in established markets.

We generally will not trade the Fund's securities for short-term profits; however, if circumstances warrant, we may need to actively and frequently trade Fund securities to achieve the Fund's principal investment strategy. The Fund's portfolio turnover rate will vary from year to year depending on market conditions. A high turnover rate increases transaction costs and may increase taxable capital gains; therefore, we will carefully weigh the anticipated benefits of trading.

In deciding which securities to buy and sell, we invest in companies that have rapid sales and earnings growth potential. These companies tend to be in the small- and mid-capitalization categories, but we will also invest in large-capitalization companies where appropriate. We seek companies that are well positioned to take advantage of emerging, long-term social and economic trends and have ample financial resources to sustain their growth. We frequently invest through initial public offerings of companies meeting these criteria. We may reduce or sell the Fund's investments in companies if their stock prices appreciate excessively in relation to fundamental prospects. Companies will also be sold if they fail to realize their growth potential or if there are more attractive opportunities elsewhere.

As a temporary defensive measure because of market, economic, political, or other conditions, we may invest up to 100% of the Fund's assets in investment-grade, short-term debt instruments. This may result in the Fund not achieving its investment objective during the time it is in this temporary defensive posture.

Main Risks

The primary risks of investing in this Fund are market risk and the risks of investing in companies with small market capitalizations (small-cap companies).

[SIDE BAR]
     MARKET CAPITALIZATION IS THE TOTAL MARKET VALUE OF A COMPANY'S OUTSTANDING SHARES OF COMMON STOCK.

MARKET RISK involves the possibility that the value of the Fund's investments in equity securities will decline in a down stock market, reducing the value of the company's stock, regardless of the success or failure of any one company's operations. Stock markets tend to run in cycles, with periods when stock prices generally go up, known as "bull" markets, and periods when stock prices generally go down, referred to as "bear" markets. Equity securities tend to go up and down more than bonds.

SMALL-CAP COMPANY RISK involves the greater risk of investing in smaller, less well-known companies that may be more vulnerable than larger companies to adverse business or economic developments. Securities of such companies may be less liquid and more volatile than securities of larger companies or the market averages in general and, therefore, may involve greater risk than investing in larger companies. In addition, small-cap companies may not be well known to the investing public; may not have institutional ownership; and may have only cyclical, static, or moderate growth prospects.

FOREIGN INVESTING RISK involves the possibility that the value of the Fund's investments in foreign stock, including American Depositary Receipts (ADRs) and Global Depositary Receipts (GDRs), will decrease because of the following unique risks: currency exchange rate fluctuations; foreign market illiquidity; exchange control regulations; foreign ownership limits; different accounting, reporting, and disclosure requirements; difficulties in obtaining legal judgments; and foreign withholding taxes. Two forms of foreign investing risk are emerging markets risk and political risk.

    O EMERGING MARKETS RISK. Investments in countries that are in the early stages of their industrial development involve exposure to economic structures that are generally less diverse and mature than in the United States and to political systems which may be less stable.

    O POLITICAL RISK. Political risk includes a greater potential for coups d'etat, revolts, and expropriation by governmental organizations.

                                      14B

Who Should Consider Investing in this Fund

This Fund is designed for the investor seeking to benefit from long-term growth of capital. Generally, this Fund is expected to have a greater potential for long-term capital appreciation than the USAA Life Growth and Income Fund, but is also significantly more volatile.

Fund Performance

The bar chart shown below illustrates the Fund's volatility and performance from year to year for each full calendar year since the Fund's inception, while the table shows how the Fund's average annual total returns for the one-year period, as well as the life of the Fund, compared to those of a broad-based securities market index. Remember, historical performance does not necessarily indicate what will happen in the future. Also keep in mind, the total return calculations do not include other costs associated with the annuity or life insurance policy. If they did, the Fund's performance would be lower.

[SIDE BAR]
     TOTAL  RETURN   MEASURES  THE  PRICE  CHANGE  IN  A  SHARE   ASSUMING  THE
     REINVESTMENT OF ALL DIVIDEND INCOME AND CAPITAL GAIN DISTRIBUTIONS.

[BAR CHART]
                          CALENDAR YEAR  TOTAL RETURN
                              1998*         20.14%
                              1999          94.34%

                    * FUND BEGAN OPERATIONS ON MAY 1, 1997.

                        The Fund's total return for the three-month period ended March 31, 2000, was 11.99%.

                        During the periods shown in the bar chart, the highest total return for a quarter was 51.38% (quarter ending December 31, 1999) and the lowest total return for a quarter was -21.27% (quarter ending September 30,
                        1998).

===============================================================================
 AVERAGE ANNUAL TOTAL RETURNS (FOR THE      PAST         SINCE FUND'S INCEPTION
 PERIODS ENDING DECEMBER 31, 1999)          1 YEAR           ON MAY 1, 1997
-------------------------------------------------------------------------------
 USAA Life Aggressive Growth Fund           94.34%                46.35%
-------------------------------------------------------------------------------
 Russell 2000 Index*                        21.26%                16.86%
-------------------------------------------------------------------------------
 S&P 500 Index*                             21.03%                13.77%
===============================================================================
         * THE RUSSELL 2000 INDEX IS AN INDEX THAT CONSISTS OF THE 2,000 SMALLEST COMPANIES IN THE RUSSELL 3000(R) INDEX, A WIDELY RECOGNIZED SMALL CAP INDEX. THE S&P 500 INDEX IS A BROAD-BASED COMPOSITE, UNMANAGED INDEX THAT REPRESENTS THE WEIGHTED AVERAGE PERFORMANCE OF A GROUP OF 500 WIDELY HELD, PUBLICLY TRADED STOCKS.

Portfolio Managers

John K. Cabell, Jr. and Eric M. Efron, Assistant Vice Presidents of Equity Investments, have managed the Fund since its inception in May 1997. Mr. Cabell has 22 years investment management experience and has worked for us for 11 years. Mr. Efron has 25 years investment management experience and has worked for us for eight years.

                                      15B

USAA LIFE INTERNATIONAL FUND

Objective

Capital appreciation with a secondary objective of current income.

Principal Investment Strategy

The Fund's principal strategy is the investment of at least 80% of its assets in equity securities of foreign companies. We use the term "equity securities" to include common stocks, preferred stocks, securities convertible into common stocks, and securities that carry the right to buy common stocks. A foreign company is one organized under the laws of a foreign country, and it must also have one of the following additional characteristics:

    o   the principal trading market for the stock is in a foreign country;
    o at least 50% of its revenues or profits are derived from operations within foreign countries; or
    o   at least 50% of its assets are located  within foreign countries.

We may invest the remainder of the Fund's assets in equity securities of companies that meet any of the criteria as described in the definition of a foreign company and in investment-grade, short-term debt instruments having the following characteristics:

    o remaining maturities of less than one year that have been issued or guaranteed as to both principal and interest by the U.S. government or its agencies or instrumentalities, or
    o   repurchase agreements collateralized by such securities.

There are no restrictions as to the types of businesses or operations of companies in which the Fund's assets may be invested, except that we may not invest more than 25% of the Fund's total assets in one industry. The Fund's investments will be diversified in at least four or more countries. We believe the Fund combines the advantages of investment in diversified international markets with the convenience and liquidity of a mutual fund based in the United States.

In deciding which securities to buy and sell, we review countries and regions for economic and political stability as well as future prospects. Then we research individual companies looking for favorable valuations, growth prospects, quality of management, and industry outlook. Securities are sold if we believe they are overvalued or if the economic or political outlook significantly deteriorates.

As a temporary defensive measure because of market, economic, political, or other conditions, we may invest up to 100% of the Fund's assets in investment-grade, short-term debt instruments. This may result in the Fund not achieving its investment objective during the time it is in this temporary defensive posture.

Main Risks

The primary risks of investing in this Fund are market risk and the risk of foreign investing.

MARKET RISK involves the possibility that the value of the Fund's investments in equity securities will decline in a down stock market, reducing the value of the company's stock, regardless of the success or failure of any one company's operations. Stock markets tend to run in cycles, with periods when stock prices generally go up, known as "bull" markets, and periods when stock prices generally go down, referred to as "bear" markets. Equity securities tend to go up and down more than bonds.

FOREIGN INVESTING RISK involves the possibility that the value of the Fund's investments in foreign stock, including American Depositary Receipts (ADRs) and Global Depositary Receipts (GDRs), will decrease because of the following unique risks: currency exchange rate fluctuations; foreign market illiquidity; exchange control regulations; foreign ownership limits; different accounting, reporting, and disclosure requirements; difficulties in obtaining legal judgments; and foreign withholding taxes. Three forms of foreign investing risk are emerging markets risk, political risk, and euro conversion risk.

    o EMERGING MARKETS RISK. Investments in countries that are in the early stages of their industrial development involve exposure to economic structures that are generally less diverse and mature than in the United States and to political systems which may be less stable.

    o POLITICAL RISK. Political risk includes a greater potential for coups d'etat, revolts, and expropriation by governmental organizations.

    o EURO CONVERSION RISK. On January 1, 1999, countries participating in the European Monetary Union began converting their currencies into a new currency unit called the Euro. The conversion to the Euro, which will continue in stages through 2002, is expected to reshape the financial markets, banking systems, and monetary policies in Europe and other parts of the world and could adversely affect the Fund's investments in these markets. In addition, a failure of the clearing and settlement systems in these markets to handle the Euro conversion could adversely affect the Fund.

                                      16B

Who Should Consider Investing in this Fund

This Fund is designed for the investor seeking to benefit from greater exposure to investments in foreign securities that is generally available through the USAA World Growth Fund. Because of the Fund's greater emphasis on foreign securities, the USAA Life International Fund can be expected to present a greater level of risk than the USAA Life World Growth Fund and should not be relied upon as a balanced investment program.

Fund Performance

The bar chart shown below illustrates the Fund's volatility and performance from year to year for each full calendar year since the Fund's inception, while the table shows how the Fund's average annual total returns for the one-year period, as well as the life of the Fund, compared to those of a broad-based securities market index. Remember, historical performance does not necessarily indicate what will happen in the future. Also keep in mind, the total return calculations do not include other costs associated with the annuity or life insurance policy. If they did, the Fund's performance would be lower.

[SIDE BAR]
     TOTAL  RETURN   MEASURES  THE  PRICE  CHANGE  IN  A  SHARE   ASSUMING  THE
     REINVESTMENT OF ALL DIVIDEND INCOME AND CAPITAL GAIN DISTRIBUTIONS.

[BAR CHART]
                         CALENDAR YEAR  TOTAL RETURN
                              1998*        3.78%
                              1999        28.33%

                    *FUND BEGAN OPERATIONS ON MAY 1, 1997.

                        The Fund's total return for the three-month period ended March 31, 2000, was 2.74%.

                        During the periods shown in the bar chart, the highest total return for a quarter was 16.49% (quarter ending December 31, 1998) and the lowest total return for a quarter was -19.73% (quarter ending September 30,
                        1998).

===============================================================================
 AVERAGE ANNUAL TOTAL RETURNS (FOR THE        PAST       SINCE FUND'S INCEPTION
 PERIODS ENDING DECEMBER 31, 1999)            1 YEAR           ON MAY 1, 1997
-------------------------------------------------------------------------------
 USAA Life International Fund                 28.33%              12.14%
-------------------------------------------------------------------------------
 Morgan Stanley Capital Index (MSCI) EAFE*    26.96%              18.24%
===============================================================================
         * MORGAN STANLEY CAPITAL INDEX (MSCI) EAFE IS AN UNMANAGED INDEX THAT REFLECTS THE MOVEMENTS OF STOCK MARKETS IN EUROPE, AUSTRALIA, AND THE FAR EAST BY REPRESENTING A BROAD SELECTION OF DOMESTICALLY LISTED COMPANIES WITHIN EACH MARKET.

Portfolio Managers

Albert C. Sebastian, Vice President of International Mutual Funds, has co-managed the Fund since its inception in May 1997. Mr. Sebastian has 16 years investment experience and has worked for us for nine years.

Kevin P. Moore, Assistant Vice President of Equity Investments, has co-managed the Fund since October 1999. Mr. Moore has 12 years investment management experience and has worked for us for five years.

                                      17B

FUND MANAGEMENT

The Trust has retained us, USAA Investment Management Company, to serve as the manager and distributor for the Trust. We are an affiliate of United Services
Automobile Association (USAA), a large, diversified financial services institution. As of the date of this Prospectus, we had approximately $42 billion in total assets under management. Our mailing address is 9800 Fredericksburg Road, San Antonio, TX 78288.

Advisory Fees

We provide management services to the Funds pursuant to an Advisory Agreement. We are responsible for managing the Funds' portfolios (including placement of brokerage orders) and their business affairs, subject to the authority of and supervision by the Funds' Board of Trustees. For our services, the Funds pay us an annual fee. This fee, which is accrued daily and paid monthly, is computed as a percentage of monthly average net assets (ANA). For the Trust's most recent fiscal year ended December 31, 1999, the fee for each Fund (other than the USAA Life Aggressive Growth Fund and the USAA Life International Fund) was equal to an annualized rate of 0.20% of the monthly ANA. With respect to the USAA Life Aggressive Growth Fund and the USAA Life International Fund, we received fees equal to an annualized rate of 0.50% and 0.65%, respectively, of each Fund's monthly ANA. We also provide services related to selling the Funds' shares and receive no compensation for those services.

PURCHASE OF FUND SHARES

The Trust currently sells shares of the Funds in a continuous offering only to separate accounts funding benefits to variable annuity contracts and variable life insurance policies issued by USAA Life Insurance Company. Each separate account is divided into fund accounts, seven of which invest in a corresponding Fund of the Trust, as directed by contract and policy owners. The fund accounts that purchase Trust shares do so at the net asset value per share (NAV) of the corresponding Funds, without a sales charge, next determined after USAA Life Insurance Company receives instructions to invest from you or other contract and policy owners (such as making a premium payment) or after the operation of a contract or policy (such as deduction of fees and charges).

Investments in each Fund are credited to each corresponding Fund Account in the form of full and fractional shares of the designated Fund. The Funds do not issue share certificates. Initial and subsequent minimum premium payments allocated to one or more specific Funds are in the prospectuses of the variable annuity contract and variable life insurance policies.

REDEMPTION OF FUND SHARES

The fund accounts redeem shares of the appropriate Fund based on instructions by you or other contract and policy owners to receive back monies under a contract (such as surrendering a contract), or the operation of a contract (such as deduction of fees and charges). Fund accounts may redeem any of the Fund's shares on any day the NAV per share is calculated. Redemptions are effective on the day instructions are received. However, if instructions are received after the NAV per share calculation (generally 4:00 p.m. Eastern
Time), your redemption will be effective on the next business day.

The Fund will make payment for redeemed shares within seven days after the effective date of redemption. The amount received upon redemption may be more or less than the amount paid for the shares, depending upon the fluctuations in the market value of the assets owned by a particular Fund.

In addition, the Trust may elect to suspend the redemption of shares or postpone the date of payment in limited circumstances.

VALUATION OF FUND SHARES

[SIDE BAR]
                                 NAV PER SHARE
                                    EQUALS
                                 TOTAL ASSETS
                                     MINUS
                                  LIABILITIES
                                  DIVIDED BY
                                  # OF SHARES
                                  OUTSTANDING

The price at which Fund shares are purchased and redeemed by separate accounts is equal to the net asset value (NAV) per share determined on the effective date of the purchase or redemption. Separate accounts buy and sell Fund shares at the NAV per share without a sales charge. Each Fund's NAV per share is calculated at the close of the regular trading session of the New York Stock Exchange (NYSE), which is usually 4:00 p.m. Eastern Time.


Valuation of Fund  Securities  for Each Fund (except the USAA Life Money Market
Fund)

Portfolio securities, except as otherwise noted, traded primarily on a securities exchange are valued at the last sales price on that exchange. Portfolio securities traded primarily on foreign securities exchanges are valued at the last quoted sales price, or the most recently determined closing price calculated according to local market convention, available at the time the Fund's securities are valued. If no sale is reported, the average of the bid and asked prices is generally used.


Securities trading in various foreign markets may take place on days when the NYSE is closed. Further, when the NYSE is open, the foreign markets may be closed. The calculation of the Fund's NAV may not take place at the same time the prices of certain securities held by the Fund are determined. As such, the NAV of the Fund's shares may change on days when the shareholders will not be able to purchase or redeem shares. In most cases, events affecting the values of portfolio securities that occur between the time their prices are determined and the close of regular trading on the NYSE on a day the Fund's NAV is calculated will not be reflected in the Fund's

                                      18B

NAV. If, however, we determine that a particular event would materially affect the Fund's NAV, then we, under the general supervision of the Funds' Board of Trustees, will use all relevant, available information to determine a fair value for the affected portfolio securities.

Over-the-counter securities are generally priced at the last sales price or, if not available, at the average of the bid and asked prices.

Debt securities purchased with maturities of 60 days or less are stated at amortized cost, which approximates market value. Other debt securities are valued each business day at their current market value as determined by a pricing service approved by the Funds' Board of Trustees. Securities that cannot be valued by these methods, and all other assets, are valued in good faith at fair value using methods we have determined under the general supervision of the Funds' Board of Trustees.

Valuation of the USAA Life Money Market Fund Securities

Securities are valued at amortized cost, which  approximates  market value. For
additional   information  on  how  securities  are  valued,  see  VALUATION  OF
SECURITIES in the Trust's Statement of Additional Information.

DIVIDENDS AND DISTRIBUTIONS

Each Fund (except the USAA Life Money Market Fund) pays net investment income dividends to separate accounts as shareholders at least once each year. Any net capital gains generally will be distributed at least annually. The Fund will make additional payments, if necessary, to avoid the imposition of any federal income or excise tax.

With respect to the USAA Life Money Market Fund, net investment income is accrued daily and paid on the last business day of the month. Daily dividends are declared at the time the NAV per share is calculated. Dividends shall begin accruing on shares purchased the day following the effective date and shall continue to accrue to the effective date of redemption.

All income dividends and capital gain distributions will be paid in the form of additional shares of that Fund at the NAV per share. The share price will be the NAV of the Fund's shares computed on the ex-dividend date. Any income dividends or capital gain distributions paid by the Fund will reduce the NAV per share by the amount of the dividend or distribution.

TAXES

As mutual funds, the Funds themselves will not be subject to federal income tax provided they distribute all of their income and net capital gains for each taxable year in accordance with the Internal Revenue Code. Because the Funds sell shares only to separate accounts funding benefits to variable annuity contracts and variable life insurance policies, Internal Revenue Code provisions applicable to separate accounts of variable insurance products apply. As such, you should refer to the accompanying prospectus that describes the variable annuity contract or variable life insurance policy, as applicable, for the federal income tax treatment of the contract or policy and distributions to you as a contract or policy owner and for the consequences of the Trust's failure to meet Internal Revenue Code requirements.

                                      19B

FINANCIAL HIGHLIGHTS

The financial highlights tables are intended to help you understand each Fund's financial performance since inception. Certain information reflects financial results from a single Fund share. The total return in the table represents the rate that an investor would have earned (or lost) on an investment in the Fund (assuming reinvestment of all dividends and distributions). This information has been audited by KPMG LLP, whose report, along with each Fund's financial statements, are included in the Annual Report, which is available upon request.

USAA LIFE MONEY MARKET FUND

==============================================================================================
                                                         YEAR ENDED DECEMBER 31,
                                             1999       1998       1997       1996      1995*
---------------------------------------------------------------------------------------------
 Net asset value at beginning of period   $  1.00    $  1.00    $  1.00    $  1.00    $ 1.00
---------------------------------------------------------------------------------------------
 Net investment income                        .05        .05        .05        .05       .06(b)
----------------------------------------------------------------------------------------------
 Distributions from net investment income    (.05)      (.05)      (.05)      (.05)     (.06)
----------------------------------------------------------------------------------------------
 Net asset value at end of period         $  1.00    $  1.00    $  1.00    $  1.00    $ 1.00
----------------------------------------------------------------------------------------------
 TOTAL RETURN (%)**                          4.93       5.29       5.35       5.25      5.69
----------------------------------------------------------------------------------------------
 Net assets at end of period (000)        $31,495    $22,111    $15,131    $11,245    $7,802
----------------------------------------------------------------------------------------------
 Ratio of expenses to average net assets (%)  .35        .35        .35        .35       .35(a)
----------------------------------------------------------------------------------------------
 Ratio of expenses to average net assets,
 excluding reimbursements (%)                 .56        .80        .70       1.24      2.29(a)
----------------------------------------------------------------------------------------------
 Ratio of net investment income to average
 net assets (%)                              4.85       5.17       5.22       5.10      5.55(a)
==============================================================================================

USAA LIFE INCOME FUND

==============================================================================================
                                                        YEAR ENDED DECEMBER 31,
                                            1999       1998       1997       1996      1995*
----------------------------------------------------------------------------------------------
 Net asset value at beginning of period   $ 10.89    $ 10.96    $ 10.51   $  11.32   $ 10.00
----------------------------------------------------------------------------------------------
 Net investment income                        .96        .66        .75        .92       .78(b)
----------------------------------------------------------------------------------------------
 Net realized and unrealized gain           (1.52)       .35        .46       (.84)     1.61
----------------------------------------------------------------------------------------------
 Distributions from net investment income    (.96)      (.66)      (.76)      (.89)     (.76)
----------------------------------------------------------------------------------------------
 Distributions of realized capital gains     (.23)      (.42)       _          _        (.31)
----------------------------------------------------------------------------------------------
 Net asset value at end of period         $  9.14    $ 10.89    $ 10.96    $ 10.51   $ 11.32
----------------------------------------------------------------------------------------------
 TOTAL RETURN (%)**                         (5.17)      9.17      11.60        .67     23.88
----------------------------------------------------------------------------------------------
 Net assets at end of period (000)        $16,221    $41,249    $28,246    $24,049   $25,823
----------------------------------------------------------------------------------------------
 Ratio of expenses to average net assets (%)  .35        .35        .35        .35       .35(a)
----------------------------------------------------------------------------------------------
 Ratio of expenses to average net assets,
 excluding reimbursements (%)                 .68        .55        .52        .65       .65(a)
----------------------------------------------------------------------------------------------
 Ratio of net investment income to average
 net assets (%)                              6.56       6.62       7.16       6.99      7.07(a)
----------------------------------------------------------------------------------------------
 Portfolio Turnover (%)                     41.36      61.79      30.77      97.74     55.08
==============================================================================================

(a) Annualized. The ratio is no necessarily indicative of 12 months of operations.
(b)  Calculated using weighted average shares.
*    Fund commenced operations on January 5, 1995.
** The total return of a Fund refers to the percentage change in value of a hypothetical investment, including the deduction of a proportional share of fund expenses, and assumes all income and capital gain distributions are reinvested. Total returns from the period do not reflect expenses that apply at the Separate Account level including risk and expense charges.
     These expenses would reduce the total return for the period shown.

                                      20B

USAA LIFE GROWTH AND INCOME FUND

===============================================================================================
                                                        YEAR ENDED DECEMBER 31,
                                            1999       1998       1997       1996       1995*
-----------------------------------------------------------------------------------------------
 Net asset value at beginning of period   $ 18.15   $  17.98    $ 15.06    $ 12.60   $ 10.00
-----------------------------------------------------------------------------------------------
 Net investment income                        .27        .28        .28        .26       .34(a)
-----------------------------------------------------------------------------------------------
 Net realized and unrealized gain            2.39        .97       3.68       2.79      2.83
-----------------------------------------------------------------------------------------------
 Distributions from net investment income    (.27)      (.28)      (.27)      (.26)     (.30)
-----------------------------------------------------------------------------------------------
 Distributions of realized capital gains    (1.79)      (.80)      (.77)      (.33)     (.27)
-----------------------------------------------------------------------------------------------
 Net asset value at end of period         $ 18.75   $  18.15    $ 17.98    $ 15.06   $ 12.60
-----------------------------------------------------------------------------------------------
 TOTAL RETURN (%)(B)                        14.67       6.93      26.43      24.13     31.72
-----------------------------------------------------------------------------------------------
 Net assets at end of period (000)        $84,112   $100,438    $85,750    $55,932   $28,761
-----------------------------------------------------------------------------------------------
 Ratio of expenses to average net assets (%)  .35        .35        .34        .35       .35(c)
-----------------------------------------------------------------------------------------------
 Ratio of expenses to average net assets,
 excluding reimbursements (%)                 .37        .37        _          .53       .66
-----------------------------------------------------------------------------------------------
 Ratio of net investment income to average
 net assets (%)                              1.31       1.55       1.80       2.25      2.82(c)
-----------------------------------------------------------------------------------------------
 Portfolio Turnover (%)                     19.50      37.75      20.26      14.55     17.73(c)
===============================================================================================

USAA LIFE WORLD GROWTH FUND

===============================================================================================
                                                        YEAR ENDED DECEMBER 31,
                                             1999       1998       1997      1996       1995*
-----------------------------------------------------------------------------------------------
 Net asset value at beginning of period   $ 14.37    $ 13.34    $ 12.77    $ 11.10   $ 10.00
-----------------------------------------------------------------------------------------------
 Net investment income                        .13        .16        .17        .18       .17(a)
-----------------------------------------------------------------------------------------------
 Net realized and unrealized gain            4.30       1.37       1.62       2.16      1.79
-----------------------------------------------------------------------------------------------
 Distributions from net investment income    (.13)      (.16)      (.17)      (.16)     (.16)
-----------------------------------------------------------------------------------------------
 Distributions of realized capital gains    (2.70)      (.34)     (1.05)      (.51)     (.70)
-----------------------------------------------------------------------------------------------
 Net asset value at end of period         $ 15.97    $ 14.37    $ 13.34    $ 12.77   $ 11.10
-----------------------------------------------------------------------------------------------
 TOTAL RETURN (%)(B)                        30.93      11.46      14.08      21.12     19.55
-----------------------------------------------------------------------------------------------
 Net assets at end of period (000)        $33,918    $42,080    $39,510    $37,535   $24,706
-----------------------------------------------------------------------------------------------
 Ratio of expenses to average net assets (%)  .65        .65        .59        .65       .65(c)
-----------------------------------------------------------------------------------------------
 Ratio of expenses to average net assets,
 excluding reimbursements (%)                 .75        .66        _          .82       .87(c)
-----------------------------------------------------------------------------------------------
 Ratio of net investment income to average
 net assets (%)                               .91       1.09       1.20       1.45      1.55(c)
-----------------------------------------------------------------------------------------------
 Portfolio Turnover (%)                     29.62      55.47      48.89      57.66     78.86
===============================================================================================

(a)  Calculated using weighted average shares.
(b) The total return of a Fund refers to the percentage change in value of a hypothetical investment, including the deduction of a proportional share of fund expenses, and assumes all income and capital gain distributions are reinvested. Total returns from the period do not reflect expenses that apply at the Separate Account level including risk and expense charges.
     These expenses would reduce the total return for the period shown.
(c) Annualized. The ratio is not necessarily indicative of 12 months of operations.
 *   Fund commenced operations on January 5, 1995.

                                      21B

USAA LIFE DIVERSIFIED ASSETS FUND

=============================================================================================
                                                       YEAR ENDED DECEMBER 31,
                                              1999      1998      1997      1996     1995*
---------------------------------------------------------------------------------------------
 Net asset value at beginning of period     $ 15.07   $ 14.48   $ 12.95   $ 11.96  $ 10.00
---------------------------------------------------------------------------------------------
 Net investment income                          .52       .55       .50       .62      .55(b)
---------------------------------------------------------------------------------------------
 Net realized and unrealized gain               .64       .85      2.14      1.10     2.08
---------------------------------------------------------------------------------------------
 Distributions from net investment income      (.52)     (.55)     (.50)     (.62)    (.53)
---------------------------------------------------------------------------------------------
 Distributions of realized capital gains      (3.30)     (.26)     (.61)     (.11)    (.14)
---------------------------------------------------------------------------------------------
 Net asset value at end of period           $ 12.41   $ 15.07   $ 14.48   $ 12.95  $ 11.96
---------------------------------------------------------------------------------------------
 TOTAL RETURN (%)**                            7.58      9.63     20.70     14.30    26.33
---------------------------------------------------------------------------------------------
 Net assets at end of period (000)          $39,973   $60,570   $48,212   $30,390  $26,311
---------------------------------------------------------------------------------------------
 Ratio of expenses to average net assets (%)    .35       .35       .35       .35      .35(a)
---------------------------------------------------------------------------------------------
 Ratio of expenses to average net assets,
 excluding reimbursements (%)                   .50       .45       .42       .61      .64(a)
---------------------------------------------------------------------------------------------
 Ratio of net investment income to average
 net assets (%)                                3.37      3.72      4.02      4.46     4.93(a)
---------------------------------------------------------------------------------------------
 Portfolio Turnover (%)                       38.75     29.67     19.19     43.75    58.87
=============================================================================================

(a) Annualized. The ratio is not necessarily indicative of 12 months of operations.
(b)  Calculated using weighted average shares.
 *   Fund commenced operations on January 5, 1995.
 ** The total return of a Fund refers to the percentage change in value of a hypothetical investment, including the deduction of a proportional share of fund expenses, and assumes all income and capital gain distributions are reinvested. Total returns from the period do not reflect expenses that apply at the Separate Account level including risk and expense charges.
     These expenses would reduce the total return for the period shown.

                                      22B

USAA LIFE AGGRESSIVE GROWTH FUND


===============================================================================
                                                    YEAR ENDED DECEMBER 31,
                                                1999       1998        1997
-------------------------------------------------------------------------------
 Net asset value at beginning of period      $ 13.87     $ 11.70     $ 10.00
-------------------------------------------------------------------------------
 Net investment income (loss)                   (.07)(b)    (.05)(b)     .01(b)
-------------------------------------------------------------------------------
 Net realized and unrealized gain              13.06        2.39        1.83
-------------------------------------------------------------------------------
 Distributions of realized capital gains       (1.83)       (.17)       (.12)
-------------------------------------------------------------------------------
 Net asset value at end of period            $ 25.03     $ 13.87     $ 11.70
-------------------------------------------------------------------------------
 TOTAL RETURN (%)**                            94.34       20.14       18.26
-------------------------------------------------------------------------------
 Net assets at end of period (000)           $58,751     $29,201     $42,545
-------------------------------------------------------------------------------
 Ratio of expenses to average net assets (%)     .70         .70         .70(a)
-------------------------------------------------------------------------------
 Ratio of expenses to average net assets,
 excluding reimbursements (%)                    .94         .84         .85(a)
-------------------------------------------------------------------------------
 Ratio of net investment income to average
 net assets (%)                                 (.43)       (.41)       (.15)(a)
-------------------------------------------------------------------------------
 Portfolio Turnover (%)                        56.63       50.48       73.77
===============================================================================

USAA LIFE INTERNATIONAL FUND

===============================================================================
                                                        YEAR ENDED DECEMBER 31,
                                               1999         1998       1997*
-------------------------------------------------------------------------------
 Net asset value at beginning of period      $ 10.32     $ 10.05     $ 10.00
-------------------------------------------------------------------------------
 Net investment income                           .11         .11         .05(b)
-------------------------------------------------------------------------------
 Net realized and unrealized gain               2.81         .27         .15
-------------------------------------------------------------------------------
 Distributions from net investment income       (.10)       (.11)       (.05)
-------------------------------------------------------------------------------
 Distributions of realized capital gains         _            _         (.10)
-------------------------------------------------------------------------------
 Net asset value at end of period            $ 13.14     $ 10.32     $ 10.05
-------------------------------------------------------------------------------
 TOTAL RETURN (%)**                            28.33        3.78        1.92
-------------------------------------------------------------------------------
 Net assets at end of period (000)           $28,693     $22,226     $21,582
-------------------------------------------------------------------------------
 Ratio of expenses to average net assets (%)    1.10        1.10        1.10(a)
-------------------------------------------------------------------------------
 Ratio of expenses to average net assets,
 excluding reimbursements (%)                   1.29        1.35        1.24(a)
-------------------------------------------------------------------------------
 Ratio of net investment income to average
 net assets (%)                                 1.00        1.03         .70(a)
-------------------------------------------------------------------------------
 Portfolio Turnover (%)                        41.55       42.30       30.57
===============================================================================

(a) Annualized. The ratio is not necessarily indicative of 12 months of operations.
(b)  Calculated using weighted average shares.
 *   Fund commenced operations on May 1, 1997.
 ** The total return of a Fund refers to the percentage change in value of a hypothetical investment, including the deduction of a proportional share of fund expenses, and assumes all income and capital gain distributions are reinvested. Total returns from the period do not reflect expenses that apply at the Separate Account level including risk and expense charges. These expenses would reduce the total return for the period shown.

                                      23b

                                   APPENDIX A

THE FOLLOWING ARE DESCRIPTIONS OF CERTAIN TYPES OF SECURITIES IN WHICH WE MAY INVEST ONE OR MORE FUND'S ASSETS:

AMERICAN DEPOSITARY RECEIPTS (ADRS)

We may invest the USAA Life World Growth, USAA Life International, USAA Life Growth and Income, and USAA Life Aggressive Growth Funds' assets in ADRs, which are foreign shares held by a U.S. bank that issues a receipt evidencing ownership. Dividends are paid in U.S. dollars.

CONVERTIBLE SECURITIES

We may invest each Fund's assets, except the USAA Life Money Market Fund, in convertible securities, which are bonds, preferred stocks, and other securities that pay interest or dividends and offer the buyer the ability to convert the security into common stock. The value of convertible securities depends partially on interest rate changes and the credit quality of the issuer. Because a convertible security affords an investor the opportunity, through its conversion feature, to participate in the capital appreciation of the underlying common stock, the value of convertible securities also depends on the price of the underlying common stock.

EURODOLLAR AND YANKEE OBLIGATIONS

We may invest a portion of each Fund's assets (except the USAA Life World Growth, USAA Life International, and USAA Life Aggressive Growth Funds) in dollar-denominated instruments that have been issued outside the U.S. capital markets by foreign corporations and financial institutions and by foreign branches of U.S. corporations and financial institutions (Eurodollar obligations) as well as dollar-denominated instruments that have been issued by foreign issuers in the U.S. capital markets (Yankee obligations).

FORWARD CURRENCY CONTRACTS

The USAA Life World Growth, USAA Life International, and USAA Life Aggressive Growth Funds may hold securities denominated in foreign currencies. As a result, the value of the securities will be affected by changes in the exchange rate between the dollar and foreign currencies. In managing currency exposure, we may enter into forward currency contracts. A forward currency contract involves an agreement to purchase or sell a specified currency at a specified future date or over a specified time period at a price set at the time of the contract. We only enter into forward currency contracts when the Fund enters into a contract for the purchase or sale of a security denominated in foreign currency and desires to "lock in" the U.S. dollar price of the security until settlement.

GLOBAL DEPOSITARY RECEIPTS (GDRS)

We may invest the USAA Life World Growth, USAA Life International, and USAA Life Aggressive Growth Funds' assets in GDRs, which are foreign shares held by a U.S. or foreign bank that issues a receipt evidencing ownership. Dividends are paid in U.S. dollars.

ILLIQUID SECURITIES

We may invest up to 15% of each Fund's net assets and up to 10% of the USAA Life Money Market Fund's net assets in securities that are illiquid. Illiquid securities are those securities which cannot be disposed of in the ordinary course of business, seven days or less, at approximately the same value at which the Fund has valued the securities.

MASTER DEMAND NOTES

We may invest each Fund's assets (except the USAA Life World Growth, USAA Life International, and USAA Life Aggressive Growth Funds) in master demand notes, which are obligations that permit the investment of fluctuating amounts by the Fund, at varying rates of interest using direct arrangements between the Fund, as lender, and the borrower. These notes permit daily changes in the amounts borrowed. The Fund has the right to increase the amount under the note at any time up to the full amount provided by the note agreement, or to decrease the amount, and the borrower may repay up to the full amount of the note without penalty. Frequently, such obligations are secured by letters of credit or other credit support arrangements provided by banks. Because master demand notes are direct lending arrangements between the lender and borrower, these instruments generally will not be traded, and there generally is no secondary market for these notes, although they are redeemable (and immediately repayable by the borrower) at face value, plus accrued interest, at any time. We will invest the Fund's assets in master demand notes only if the Fund's Board of Trustees or its delegate has determined that they are of credit quality comparable to the debt securities in which the Fund generally may invest.

MONEY MARKET INSTRUMENTS

We may hold a certain portion of each Fund's assets in investment-grade, U.S. dollar-denominated debt securities that have remaining maturities of one year or less. Such securities may include U.S. government obligations, commercial paper and other short-term corporate obligations, repurchase agreements collateralized with U.S. government securities, certificates of deposit, banker's acceptances, and other financial institution obligations. These securities may carry fixed or variable interest rates.

MORTGAGE-BACKED AND ASSET-BACKED SECURITIES

We may invest each Fund's assets (except the USAA Life World Growth, USAA Life International, and USAA Life Aggressive Growth Funds) in mortgage-backed and asset-backed securities. Mortgage-backed securities include, but are not limited to, securities issued by the Government National Mortgage Association (Ginnie Mae), the Federal National Mortgage Association (Fannie Mae), and the Federal Home Loan Mortgage Corporation (Freddie Mac). These securities represent ownership in a pool of mortgage loans. They differ from conventional bonds in that principal is paid back to the investor as

                                      24B
payments are made on the underlying mortgages in the pool. Accordingly, the Fund receives monthly scheduled payments of principal and interest along with any unscheduled principal prepayments on the underlying mortgages. Because these scheduled and unscheduled principal payments must be reinvested at prevailing interest rates, mortgage-backed securities do not provide an effective means of locking in long-term interest rates for the investor. Like other fixed income securities, when interest rates rise, the value of a mortgage-backed security generally will decline; however, when interest rates are declining, the value of mortgage-backed securities with prepayment features may not increase as much as other fixed income securities.

Mortgage-backed  securities also include  collateralized  mortgage  obligations
(CMOs). CMOs are obligations fully collateralized by a portfolio of mortgages or mortgage-related securities. CMOs are divided into pieces (tranches) with varying maturities. The cash flow from the underlying mortgages is used to pay off each tranche separately. CMOs are designed to provide investors with more predictable maturities than regular mortgage securities but such maturities can be difficult to predict because of the effect of prepayments. Failure to accurately predict prepayments can adversely affect the Fund's return on these investments. CMOs may also be less marketable than other securities.

Asset-backed securities represent a participation in, or are secured by and payable from, a stream of payments generated by particular assets, such as credit card, motor vehicle, or trade receivables. They may be pass-through certificates, which have characteristics very similar to mortgage-backed securities, discussed above. They may also be in the form of asset-backed commercial paper, which is issued by a special purpose entity, organized solely to issue the commercial paper and to purchase interests in the assets. The credit quality of these securities depends primarily upon the quality of the underlying assets and the level of credit support and enhancement provided.

The weighted average life of such securities is likely to be substantially shorter than their stated final maturity as a result of scheduled principal payments and unscheduled principal prepayments.

MUNICIPAL LEASE OBLIGATIONS

We may invest the USAA Life Money Market and USAA Life Diversified Assets Funds' assets in a variety of instruments referred to as municipal lease obligations, including leases and certificates of participation in such leases and contracts.

PUT BONDS

We may invest each Fund's assets in securities (including securities with variable interest rates) that may be redeemed or sold back (put) to the issuer of the security or a third party prior to stated maturity (put bonds). Such securities will normally trade as if maturity is the earlier put date, even though stated maturity is longer.

REPURCHASE AGREEMENTS

We may invest each Fund's assets in repurchase agreements that are collateralized by obligations issued or guaranteed as to both principal and interest by the U.S. government, its agencies and instrumentalities. A repurchase agreement is a transaction in which a security is purchased with a simultaneous commitment to sell it back to the seller (a commercial bank or recognized securities dealer) at an agreed upon price on an agreed upon date. This date is usually not more than seven days from the date of purchase. The resale price reflects the purchase price plus an agreed upon market rate of interest, which is unrelated to the coupon rate or maturity of the purchased security.

VARIABLE RATE SECURITIES

We may invest each Fund's assets in securities that bear interest at rates which are adjusted periodically to market rates.

    o These interest rate adjustments can both raise and lower the income generated by such securities. These changes will have the same effect on the income earned by the Fund depending on the proportion of such securities held.

    o Because the interest rates of variable rate securities are periodically adjusted to reflect current market rates, their market value is less affected by changes in prevailing interest rates than the market value of securities with fixed interest rates.

    o The market value of a variable rate security usually tends toward par (100% of face value) at interest rate adjustment time.

WHEN-ISSUED SECURITIES

We may invest each Fund's assets in new issues of debt securities offered on a when-issued basis.

    o Delivery and payment take place after the date of the commitment to purchase, normally within 45 days. Both price and interest rate are fixed at the time of commitment.

    o The Fund does not earn interest on the securities until settlement, and the market value of the securities may fluctuate between purchase and settlement.

    o Such securities can be sold before settlement date.

                                      25B

This Prospectus provides prospective purchasers of variable annuity contracts and variable life insurance policies offered by USAA Life Insurance Company with basic information regarding the Funds before allocating premium payments to any Fund.

If you would like more information about these Funds, you may call 1-800-531-2923 to request a free copy of the Trust's Statement of Additional Information (SAI), Annual or Semiannual Report, or to ask other questions about the Funds. The SAI has been filed with the Securities and Exchange Commission
(SEC) and is legally a part of this Prospectus. In the Trust's Annual Report, you will find a discussion of the market conditions and investment strategies that significantly affected the Funds' performance during the last fiscal year.

To view these documents, along with other related documents, you can visit the EDGAR database on the SEC's Internet web site (www.sec.gov) or the Commission's Public Reference Room in Washington, D.C. Information on the operation of the public reference room can be obtained by calling 1-202-942-8090. Additionally, copies of this information can be obtained, after paying a duplicating fee, by electronic request at the following E-mail address: publicinfo@sec.gov or, by writing the Public Reference Section of the Commission, Washington, D.C. 20549-0102.

           =========================================================

               Investment Advisor, Underwriter, and Distributor

                       USAA Investment Management Company
                           9800 Fredericksburg Road
                           San Antonio, Texas 78288
               -------------------------------------------------

                                Transfer Agent
                          USAA Life Insurance Company
                           9800 Fredericksburg Road
                           San Antonio, Texas 78288
               -------------------------------------------------

                                   Custodian
                      State Street Bank and Trust Company
                              225 Franklin Street
                         Boston, Massachuesetts 02105

           ==========================================================

                   Investment Company Act File No. 811-8672

                                      26B

                                     Part B

                  Statement of Additional Information for the

              USAA Life Money Market Fund, USAA Life Income Fund,
         USAA Life Growth and Income Fund, USAA Life World Growth Fund,
      USAA Life Diversified Assets Fund, USAA Life Aggressive Growth Fund,
                        and USAA Life International Fund

                               is included herein

USAA   USAA LIFE                                         STATEMENT OF
EAGLE  INVESTMENT TRUST                                  ADDITIONAL INFORMATION
LOGO
-------------------------------------------------------------------------------

                           USAA LIFE INVESTMENT TRUST

                                  MAY 1, 2000

     This Statement of Additional Information ("SAI") is not a Prospectus, but should be read in conjunction with the Prospectus for the USAA Life Investment Trust. The Prospectus sets forth information that a prospective investor ought to know before investing. Capitalized terms used in this SAI that are not otherwise defined herein have the same meaning given to them in the Prospectus. This SAI and the Prospectus are dated May 1, 2000, and may be amended from time to time.

     The financial statements of the Funds and the Independent Auditors' Report thereon for the fiscal year ended December 31, 1999, are included in the accompanying Annual Report of that date and are incorporated herein by reference.

     You may obtain a free copy of the Prospectus and an Annual or Semiannual Report by writing USAA Life Insurance Company at 9800 Fredericksburg Road, San Antonio, Texas 78288, or by calling 1-800-531-2923.

-------------------------------------------------------------------------------

                               TABLE OF CONTENTS
                                                                           PAGE
GENERAL INFORMATION AND HISTORY...........................................    2
DISTRIBUTOR...............................................................    2
INVESTMENT ADVISER........................................................    2
CUSTODIAN.................................................................    2
TRANSFER AGENT............................................................    3
INDEPENDENT AUDITORS......................................................    3
LEGAL MATTERS.............................................................    3
VALUATION OF SECURITIES...................................................    3
ADDITIONAL INFORMATION REGARDING REDEMPTION OF SHARES.....................    4
INVESTMENT POLICIES AND TECHNIQUES........................................    4
     Section 4(2) Commercial Paper and Rule 144A Securities...............    4

     Liquidity Determinations.............................................    5
     Lending of Securities................................................    5
     Forward Currency Contracts...........................................    5
     When-Issued Securities...............................................    5
     Real Estate Investment Trusts (REITs)................................    6
     Repurchase Agreements................................................    6
     Temporary Defensive Policy...........................................    6
INVESTMENT RESTRICTIONS...................................................    6
PORTFOLIO TRANSACTIONS....................................................    7
     Brokerage Commissions................................................    8
     Portfolio Turnover Rates.............................................    9
DESCRIPTION OF TRUST SHARES...............................................    9
CERTAIN FEDERAL INCOME TAX CONSIDERATIONS.................................   10
TRUSTEES AND OFFICERS OF THE TRUST........................................   11
     Committees of the Board of Trustees..................................   13
THE TRUST'S ADVISER.......................................................   14
     The Advisory Agreement...............................................   14
     The Underwriting and Administrative Services Agreement ..............   14
PRINCIPAL HOLDERS OF SECURITIES...........................................   15
CALCULATION OF PERFORMANCE DATA...........................................   16
     Yield ...............................................................   16
     Money Market Fund....................................................   16
     Other Funds..........................................................   17
     Total Return.........................................................   17
FINANCIAL STATEMENTS......................................................   18
APPENDIX A - LONG-TERM AND SHORT-TERM DEBT RATINGS........................   18
APPENDIX B - COMPARISON OF FUND PERFORMANCE...............................   21

                        GENERAL INFORMATION AND HISTORY

     USAA Life Investment Trust (the "Trust") is a diversified open-end management investment company formed as a business trust under laws of the state of Delaware on July 20, 1994. The Trust was established by USAA Life Insurance Company ("USAA Life" or the "Company") to serve as an investment vehicle for premium payments received by the Company from the sale of variable annuity contracts (the "Contracts") funded through the Separate Account of USAA Life Insurance Company (the "Separate Account"). The Trust also serves as an investment vehicle for premium payments received by the Company from the sale of variable life insurance policies (the "Policies") funded through the Life Insurance Separate Account of USAA Life Insurance Company (the "Life Insurance Separate Account"). The Trust is currently made up of seven investment Funds:
USAA Life Money Market Fund (the "Money Market Fund"), USAA Life Income Fund (the "Income Fund"), USAA Life Growth and Income Fund (the "Growth and Income Fund"), USAA Life World Growth Fund (the "World Growth Fund"), USAA Life Diversified Assets Fund (the "Diversified Assets Fund"), USAA Life Aggressive Growth Fund (the "Aggressive Growth Fund"), and USAA Life International Fund (the "International Fund"), collectively referred to herein as the "Funds." Each Fund represents a separate series of shares of beneficial interest in the Trust. Each share of beneficial interest issued with respect to an individual Fund represents a pro-rata interest in the assets of that Fund and has no interest in the assets of any other Fund. Each Fund bears its own liability and also its proportionate share of the general liabilities of the Trust. The Trust is registered under the Investment Company Act of 1940 (the "1940 Act") and its shares are registered under the Securities Act of 1933 (the "1933 Act"). This registration does not imply any supervision by the Securities and Exchange Commission (the "SEC" or the "Commission") over the Trust's management or its investment policies or practices.

     In the future, the Trust may offer its shares to other separate accounts of USAA Life as well as unaffiliated life insurance companies to fund benefits under variable annuity contracts (contracts) and variable life insurance policies (policies). The Trust does not foresee any disadvantage to purchasers of variable contracts and policies arising out of these arrangements. Nevertheless, differences in treatment under tax and other laws, as well as other considerations, could cause the interest of various purchasers of contracts and policies to conflict. For example, violation of the federal tax laws by one separate account investing in the Trust could cause the contracts or policies funded through another separate account to lose their tax-deferred status, unless remedial action were taken. If a material, irreconcilable conflict arises between separate accounts, a separate account may be required to withdraw its participation in the Trust. If it becomes necessary for any separate account to replace shares of the Trust with another investment, the Trust may have to liquidate portfolio securities on a disadvantageous basis. At the same time, USAA Investment Management Company and the Trust are subject to conditions imposed by the SEC designed to prevent or remedy any conflict of interest. In this connection, the Board of Trustees has the obligation to monitor events in order to identify any material, irreconcilable conflicts that may possibly arise and to determine what action, if any, should be taken to remedy or eliminate the conflict.

                                  DISTRIBUTOR

     USAA Investment Management Company ("USAA IMCO" or the "Adviser"), 9800 Fredericksburg Road, San Antonio, Texas 78288, serves as principal underwriter for the Trust in the distribution of shares, pursuant to an Underwriting and Administrative Services Agreement, dated December 16, 1994, as amended and restated as of February 18, 1998. USAA IMCO, an affiliate of USAA Life, is registered as a broker-dealer with the SEC and a member of the National Association of Securities Dealers, Inc. (the "NASD").

     USAA IMCO also serves as distributor of the Contracts and Polices funded by Trust shares. The Contracts and Policies are primarily sold in a continuous offering by direct response through salaried sales account representatives who are appropriately licensed under state law to sell variable annuity contracts and variable life insurance policies and registered with the NASD as registered representatives and/or principals.

                               INVESTMENT ADVISER

     USAA IMCO, registered as an investment adviser with the SEC under the Investment Advisers Act of 1940, is the investment adviser to the Trust.

                                   CUSTODIAN

     State Street Bank and Trust Company, 225 Franklin Street, Boston, MA 02110, is the Trust's custodian ("Custodian"). The Custodian is responsible for, among other things, safeguarding and controlling the Trust's cash and securities, handling the receipt and delivery of securities, and collecting interest on the Trust's investments. In addition, each Fund's investments in foreign securities may be held by certain foreign banks and foreign securities depositories as agents of the Custodian in accordance with the rules and regulations established by the SEC.

                                 TRANSFER AGENT

     USAA Life, 9800 Fredericksburg Road, San Antonio, Texas 78288, the depositor of the Separate Account and the Life Insurance Separate Account, serves as transfer agent for the Trust pursuant to a Transfer Agent Agreement, as amended by a Letter Agreement, dated February 7, 1997, and as further amended February 18, 1998. USAA Life may be reimbursed for its expenses incurred in connection with providing services under the Transfer Agent Agreement.

                              INDEPENDENT AUDITORS

     KPMG  LLP,  112  East  Pecan,  Suite  2400,  San  Antonio,   Texas  78205,
independent  auditors,  will  perform an annual  audit of USAA Life  Investment
Trust.

                                 LEGAL MATTERS

     Freedman, Levy, Kroll and Simonds, Washington, D.C., has passed upon the legal validity of the Funds' shares and has advised the Trust on certain federal securities law matters.

                            VALUATION OF SECURITIES

     Shares of each Fund are offered on a continuing basis to the Separate Account and the Life Insurance Separate Account through USAA IMCO. The offering price for shares of each Fund is equal to the current net asset value (the "NAV") per share. The NAV per share of each Fund is calculated by adding the value of each of the Fund's portfolio securities and other assets, deducting its liabilities, and dividing the remainder by the number of Fund shares outstanding.

     A Fund's NAV per share is calculated each day, Monday through Friday, except days on which the New York Stock Exchange (the "Exchange") is closed. The Exchange is currently scheduled to be closed on New Year's Day, Martin Luther King Jr. Day, President's Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day, and Christmas, and on the preceding Friday or subsequent Monday when one of these holidays falls on a Saturday or Sunday, respectively.

     The value of the securities of each Fund, other than the Money Market Fund, is determined by one or more of the following methods:

 (1) Portfolio securities, except as otherwise noted, traded primarily on a domestic securities exchange, are valued at the last sales price on that exchange. If no sale is reported, the average of the bid price and asked prices is generally used depending upon local custom or regulation.

 (2) Securities traded in a U.S. over-the-counter ("OTC") market are priced at the last sales price or, if not available, at the average of the bid and asked prices at the time regular trading of listed securities closes on the Exchange.

 (3) Debt securities purchased with maturities of 60 days or less are stated at amortized cost, which generally approximates market value. Repurchase agreements are valued at cost.

 (4) Other debt securities are valued each business day by a pricing service (the "Service") approved by the Board of Trustees of the Trust (the "Board of Trustees"). The Service uses the mean between quoted bid and asked prices, or the last sales price, to price securities when, in the Service's judgment, these prices are readily available and are representative of the securities' market values. For many securities, such prices are not readily available. The Service generally prices those securities based on methods which include consideration of yields or prices of securities of comparable quality, coupon, maturity and type, indicators as to values from dealing in securities, and general market conditions.

 (5) Securities primarily traded on foreign securities exchanges are valued at the last quoted sales price, or the most recently determined closing price calculated according to local market convention, available at the time a Fund's securities are valued. If no closing price is available, the average of the bid price and asked prices is generally used, depending upon local custom or regulation.

 (6) All foreign securities traded in the OTC market are valued at the last sales price, or, if not available, at the average of the bid and asked prices. If there is not active trading in a particular security for a given day, the average of the bid price and asked prices is generally used.

 (7) Securities that cannot be valued by the methods set forth above, and all other assets, are valued in good faith at fair market value using methods determined by the Adviser under the general supervision of the Board of Trustees. For purposes of determining each Fund's net asset value, all assets and liabilities initially expressed in foreign currency values will be converted into U.S. dollar values at the spot price of such currencies against U.S. dollars as last quoted by any recognized broker-dealer.

     The value of the Money Market Fund's securities is stated at amortized cost, which generally approximates market value. This involves valuing a security at its cost and thereafter assuming a constant amortization to maturity of any discount or premium, regardless of the impact of fluctuating interest rates. While this method provides certainty in valuation, it may result in periods during which the value of an instrument, as determined by amortized cost, is higher or lower than the price the Fund would receive upon the sale of the instrument.

     The valuation of the Money Market Fund's portfolio instruments based upon their amortized cost is subject to the Fund's adherence to certain procedures and conditions. The Adviser will purchase U.S. dollar-denominated securities with remaining maturities of 397 days or less and will maintain a dollar-weighted average portfolio maturity of no more than 90 days. The Adviser will invest only in securities that are judged to present minimal credit risk and that satisfy the quality and diversification requirements of applicable rules and regulations of the SEC.

     The Board of Trustees has established procedures designed to stabilize the Money Market Fund's price per share, as computed for the purpose of sales and redemptions, at $1. There can be no assurance, however, that the Fund will at all times be able to maintain a constant $1 NAV per share. Such procedures include review of the Fund's holdings at such intervals as is deemed appropriate to determine whether the Fund's NAV, calculated by using available market quotations, deviates from $1 per share and, if so, whether such deviation may result in material dilution, or is otherwise unfair to existing shareholders. In the event that it is determined that such a deviation exists, the Board of Trustees will take such corrective action as it regards as necessary and appropriate. Such action may include selling portfolio instruments prior to maturity to realize capital gains or losses or to shorten average portfolio maturity, withholding dividends, or establishing an NAV per share by using available market quotations.

             ADDITIONAL INFORMATION REGARDING REDEMPTION OF SHARES

     The Trust reserves the right to suspend the redemption of Trust shares (1) for any periods during which the Exchange is closed, (2) when trading in the markets the Trust normally utilizes is restricted, or an emergency exists as determined by the SEC so that disposal of the Trust's investments or determination of its NAV is not reasonably practicable, or (3) for such other periods as the SEC by order may permit for protection of the Trust's shareholders.

                       INVESTMENT POLICIES AND TECHNIQUES

     The Prospectus describes certain fundamental investment objectives and certain investment policies applicable to each Fund. The following is provided as additional information. Each Fund's objective(s) cannot be changed without shareholder approval.

SECTION 4(2) COMMERCIAL PAPER AND RULE 144A SECURITIES

     The Funds may invest in commercial paper issued in reliance on the "private placement" exemption from registration afforded by Section 4(2) of the 1933 Act ("Section 4(2) Commercial Paper"). Section 4(2) Commercial Paper is restricted as to disposition under the federal securities laws; therefore, any resale of Section 4(2) Commercial Paper must be effected in a transaction exempt from registration under the Securities Act of 1933 ("1933 Act"). Section 4(2) Commercial Paper is normally resold to other investors through or with the assistance of the issuer or investment dealers who make a market in Section 4(2) Commercial Paper, thus providing liquidity.

     The Funds may also purchase restricted securities eligible for resale to "qualified institutional buyers" pursuant to Rule 144A under the 1933 Act ("Rule 144A Securities"). Rule 144A provides a non-exclusive safe harbor from the registration requirements of the 1933 Act for resales of certain securities to institutional investors.

     Certain foreign securities (including Eurodollar obligations) may be eligible for resale pursuant to Rule 144A in the United States and may also trade without restriction in one or more foreign markets. Such securities may be determined to be liquid based upon these foreign markets without regard to their eligibility for resale pursuant to Rule 144A. In such cases, these securities will not be treated as Rule 144A Securities for purposes of the liquidity guidelines established by the Board of Trustees.

LIQUIDITY DETERMINATIONS

     The  Board  of  Trustees  has  established  guidelines  pursuant  to which municipal lease obligations, Section 4(2) Commercial Paper, Rule 144A Securities, and certain restricted debt securities that are subject to unconditional put or demand features exercisable within seven days ("Demand Feature Securities") may be determined to be liquid for purposes of complying with a Fund's investment restriction applicable to investments in illiquid securities. In determining the liquidity of municipal lease obligations,
Section 4(2) Commercial Paper, and Rule 144A Securities, the Adviser will, among other things, consider the following factors established by the Board of
Trustees: (1) the frequency of trades and quotes for the security, (2) the number of dealers willing to purchase or sell the security and the number of other potential purchasers, (3) the willingness of dealers to undertake to make a market in the security, and (4) the nature of the security and the nature of the marketplace trades, including the time needed to dispose of the security, the method of soliciting offers, and the mechanics of transfer. Additional factors considered by the Adviser in determining the liquidity of a municipal lease obligation are: (1) whether the lease obligation is of a size that will be attractive to institutional investors, (2) whether the lease obligation contains a non-appropriation clause and the likelihood that the obligor will fail to make an appropriation therefor, and (3) such other factors as the Adviser may determine to be relevant to such determination. In determining the liquidity of Demand Feature Securities, the Adviser will evaluate the credit quality of the party (the "Put Provider") issuing (or unconditionally guaranteeing performance on) the unconditional put or demand feature of the Demand Feature Securities. In evaluating the credit quality of the Put Provider, the Adviser will consider all factors that it deems indicative of the capacity of the Put Provider to meet its obligations under the Demand Feature Securities based upon a review of the Put Provider's outstanding debt and financial statements and general economic conditions.

LENDING OF SECURITIES

     Each Fund may lend its securities. A lending policy may be authorized by the Board of Trustees and implemented by the Adviser, but securities may be loaned only to qualified broker-dealers or institutional investors that agree to maintain cash collateral with the Trust's custodian or another third party custodian equal at all times to at least 100% of the value of the loaned securities. The Board of Trustees will establish procedures and monitor the creditworthiness of any institution or broker-dealer during such times as any loan is outstanding. The Trust will continue to receive interest on the loaned securities and will invest the cash collateral in short-term obligations of the U.S. government or of its agencies or instrumentalities or in repurchase agreements, thereby earning additional interest.

     No loan of securities will be made if, as a result, the aggregate of such loans would exceed 33 1/3% of the value of a Fund's total assets, except that this limitation does not apply to purchases of debt securities or to repurchase agreements. The Trust may terminate such loans at any time.

FORWARD CURRENCY  CONTRACTS

     The World Growth Fund, Aggressive Growth Fund, and the International Fund may enter into forward currency contracts in order to protect against uncertainty in the level of future foreign exchange rates.

     A forward currency contract is an agreement to purchase or sell a specific currency at a specified time period at a price set at the time of the contract. These contracts are usually traded directly between currency traders (usually large commercial banks) and their customers. A forward contract generally has no deposit requirements, and no commissions are charged.

     Although the Fund values its assets each business day in terms of U.S. dollars, it does not intend to convert its foreign currencies into U.S. dollars on a daily basis. It will do so from time to time, and may incur currency conversion costs. Although foreign exchange dealers do not charge a fee for conversion, they do realize a profit based on the difference (spread) between the prices at which they are buying and selling various currencies. Thus, a dealer may offer to sell that currency to the Fund at one rate, while offering a lesser rate of exchange should the Fund desire to resell that currency to the dealer.

WHEN-ISSUED SECURITIES

     Each Fund may invest in new issues of debt securities offered on a when-issued basis; that is, delivery of and payment for the securities take place after the date of the commitment to purchase, normally within 45 days. The payment obligation and the interest rate that will be received on the securities are each fixed at the time the buyer enters into the commitment. A Fund may sell these securities before the settlement date if it is deemed advisable.

     Cash or high-quality, liquid debt securities equal to the amount of the when-issued commitments are segregated at the Fund's custodian bank. The segregated securities are valued at market, and daily deposit adjustments are made to keep the value of the cash and segregated securities at least equal to the amount of such commitments by the Fund. On the settlement date of the when-issued securities, the Fund will meet its obligations from then available cash, sale of segregated securities, sale of other securities, or from the sale of the when-issued securities themselves (which may have a value greater or less than the Fund's payment obligations).

REAL ESTATE INVESTMENT TRUSTS (REITS)

     Because  each Fund  (other than the Money  Market  Fund and  International
Fund) may invest a portion of its assets in equity securities of REITs, each Fund may also be subject to certain risks associated with direct investments in REITs. In addition, the Income Fund, Growth and Income Fund, and Diversified Assets Fund may invest their assets in the debt securities of REITs and therefore, may be subject to certain other risks, such as credit risk, associated with investment in the debt securities of REITs. REITs may be affected by changes in the value of their underlying properties and by defaults by borrowers or tenants. Furthermore, REITs are dependent upon specialized management skills of their managers and may have limited geographic diversification, thereby, subjecting them to risks inherent in financing a limited number of projects. REITs depend generally on their ability to generate cash flow to make distributions to shareholders, and certain REITs have self-liquidation provisions by which mortgages held may be paid in full and distributions of capital returns may be made at any time.

REPURCHASE AGREEMENTS

     Each Fund may invest in repurchase agreements that are collateralized by obligations issued or guaranteed as to both principal and interest by the U.S. government, its agencies or instrumentalities. A repurchase agreement is a transaction in which a security is purchased with a simultaneous commitment to sell it back to the seller (a commercial bank or recognized securities dealer) at an agreed upon price on an agreed upon date. This date is usually not more than seven days from the date of purchase. The resale price reflects the purchase price plus an agreed upon market rate of interest, which is unrelated to the coupon rate or maturity of the purchased security. The obligation of the seller to pay the agreed upon price is in effect secured by the value of the underlying security. In these transactions, the securities purchased by a Fund will have a total value equal to or in excess of the amount of the repurchase obligation and will be held by the Fund's custodian until repurchased. If the seller defaults and the value of the underlying security declines, the Fund may incur a loss and may incur expenses in selling the collateral. If the seller seeks relief under the bankruptcy laws, the disposition of the collateral may be delayed or limited.

TEMPORARY DEFENSIVE POLICY

     Each Fund may on a temporary basis because of market, economic, political, or other conditions, invest up to 100% of its assets in investment-grade, short-term debt instruments. Such securities may consist of obligations of the U.S. government, its agencies or instrumentalities, and repurchase agreements secured by such instruments; certificates of deposit of domestic banks having capital, surplus, and undivided profits in excess of $100 million; banker's acceptances of similar banks; commercial paper and other corporate debt obligations.

                            INVESTMENT RESTRICTIONS

     The following investment restrictions have been adopted by the Trust for and are applicable to each Fund as stated. They are considered to be fundamental policies of the Funds, and may not be changed for any given Fund without approval by the lesser of (1) 67% or more of the voting securities present at a meeting of the Fund if more than 50% of the outstanding voting securities of the Fund are present or represented by proxy or (2) more than 50% of the Fund's outstanding voting securities. The investment restrictions of one Fund may be changed without affecting those of any other Fund.

     Under the restrictions, each Fund may not:

 (1)   Issue  senior   securities,   except  for  borrowings  described   under
       restriction (6) and as permitted under the 1940 Act;

 (2) Underwrite securities of other issuers, except to the extent that it may be deemed to act as a statutory underwriter in the distribution of any restricted securities or not readily marketable securities;

 (3) Purchase or sell real estate unless acquired as a result of ownership of securities or other instruments (but this shall not prevent investments in securities secured by real estate or interests therein);

 (4) Lend any securities or make any loan if, as a result, more than 33 1/3% of its total assets would be lent to other parties, except that this limitation does not apply to purchases of debt securities or to repurchase agreements; or

 (5)   Purchase or sell commodities or commodities contracts.

 (6) Borrow money, except that a Fund may borrow money for temporary or emergency purposes in an amount not exceeding 33 1/3% of its total assets (including the amount borrowed) less liabilities (other than borrowings). A Fund will not purchase securities when its borrowings exceed 5% of its total assets.

 (7) With respect to 75% of its total assets, purchase the securities of any issuer (except Government Securities, as such term is defined in the 1940 act) if, as a result, the Fund would own more than 10% of the outstanding voting securities of such issuer or the Fund would have more than 5% of the value of its total assets invested in the securities of such issuer. As a non-fundamental operating policy, the Money Market Fund, in accordance with Rule 2a-7 under the

       Investment Company Act of 1940, as amended, will not invest more than 5% of its total assets in the securities (other than securities issued by the U.S. government or any of its agencies or instrumentalities) issued by a single issuer.

 (8) Invest more than 25% of the value of its total assets (taken at current value at the time of each investment) in securities of issuers whose principal business activities are the same industry. With respect to the Money Market Fund, banks are not considered a single industry for purposes of this policy. This limitation does not apply to securities issued or guaranteed by the U.S. government or its agencies or instrumentalities.

     With respect to the Funds' concentration policy as described in the Prospectus, the Adviser uses industry classifications for industries based on categories established by Standard & Poor's Corporation (S&P) for the Standard & Poor's 500 Composite Index, with certain modifications. Because the Adviser has determined that certain categories within, or in addition to, those set forth by S&P have unique investment characteristics, additional industries are included as industry classifications. The Adviser classifies municipal obligations by projects with similar characteristics, such as toll road revenue bonds, housing revenue bonds, or higher education revenue bonds.

                             PORTFOLIO TRANSACTIONS

     The Adviser, pursuant to the Advisory Agreement, and subject to the general control of the Board of Trustees, places all orders for the purchase and sale of Fund securities. In executing portfolio transactions and selecting brokers and dealers, it is the Trust's policy to seek the best combination of price and execution available. The Adviser will consider such factors as it deems relevant, including the breadth of the market in the security, the financial condition and execution capability of the broker-dealer, and the reasonableness of the commission, if any, for the specific transaction or on a continuing basis. Securities purchased or sold in the over-the-counter market will be executed through principal market makers, except when, in the opinion of the Adviser, better prices and execution are available elsewhere.

     The Trust has no obligation to deal with any particular broker or group of brokers in the execution of portfolio transactions. The Trust contemplates that, consistent with obtaining the best combination of price and execution available, brokerage transactions may be effected through USAA Brokerage Services, a discount brokerage service of the Adviser. The Board of Trustees has adopted procedures in conformity with the requirements of Rule 17e-1 under the 1940 Act that are designed to ensure that all brokerage commissions paid to USAA Brokerage Services are reasonable and fair. The Board of Trustees has authorized the Adviser, as a member of the Chicago Stock Exchange, to effect, through USAA Brokerage Services, portfolio transactions for the Trust on such exchange and to retain compensation in connection with such transactions. Any such transactions will be effected and related compensation paid only in accordance with applicable SEC regulations.

     In the allocation of brokerage business used to purchase securities for the Funds, preference may be given to those broker-dealers who provide research or other services to the Adviser. Such research and other services may include, for example: advice concerning the value of securities, the advisability of investing in, purchasing, or selling securities, and the availability of securities or the purchasers or sellers of securities; analyses and reports concerning issuers, industries, securities, economic factors and trends, portfolio strategy, and performance of accounts; and various functions incidental to effecting securities transactions, such as clearance and settlement. These research services may also include access to research on third party data bases, such as historical data on companies, financial statements, earnings history and estimates, and corporate releases; real-time quotes and financial news; research on specific fixed income securities; research on international market news and securities; and rating services on companies and industries. In return for such services, a Fund may pay to those brokers a higher commission than may be charged by other brokers, provided that the Adviser determines in good faith that such commission is reasonable in terms of either that particular transaction or of the overall responsibility of the Adviser to the Funds and its other clients. The receipt of research from broker-dealers that execute transactions on behalf of the Trust may be useful to the Adviser in rendering investment management services to other clients (including affiliates of the Adviser), and conversely, such research provided by broker-dealers who have executed transaction orders on behalf of other clients may be useful to the Adviser in carrying out its obligations to the Trust. While such research is available to and may be used by the Adviser in providing investment advice to all its clients (including affiliates of the Adviser), not all of such research may be used by the Adviser for the benefit of the Trust. Such research and services will be in addition to and not in lieu of research and services provided by the Adviser, and the expenses of the Adviser will not necessarily be reduced by the receipt of such supplemental research. See "The Trust's Adviser."

     Securities of the same issuer may be purchased, held, or sold at the same time by the Trust for any or all of its Funds, or other accounts or companies for which the Adviser provides investment advice (including affiliates of the Adviser). On occasions when the Adviser deems the purchase or sale of a security to be in the best interest of the Trust, as well as the Adviser's other clients, the Adviser, to the extent permitted by applicable laws and regulations, may aggregate such securities to be sold or purchased for the Trust with those to be sold or purchased for other customers in order to obtain best execution and lower brokerage commissions, if any. In such event, allocation of the securities so purchased or sold, as well as the expenses incurred in the transaction, will be made by the Adviser in the manner it considers to be most equitable and consistent with its fiduciary obligations to all such customers, including the Trust, and in accordance with procedures approved by the Board of Trustees. In some instances, this procedure may impact the price and size of the position obtainable for the Trust.

BROKERAGE COMMISSIONS

     During the fiscal year ended December 31, 1999, the Growth and Income Fund, the World Growth Fund and the Diversified Assets Fund purchased securities of Morgan Stanley, Dean Witter, which are regular broker-dealers (the ten largest broker-dealers through whom the Fund purchased securities) or the parents of regular broker-dealers. These securities had values of $2,427,000, $343,000, and $286,000 respectively, as of December 31, 1999.

     The Trust pays no brokerage commissions as such for debt securities. The market for such securities is typically a "dealer" market in which investment dealers buy and sell the securities for their own accounts, rather than for customers, and the price may reflect a dealer's mark-up or mark-down. In addition, some securities may be purchased directly from issuers.

     During the last three fiscal years, the Funds paid the following amounts in brokerage commissions.

         FUND                    1999              1998                 1997
         ----                    ----              ----                 ----
   Money Market Fund                N/A                N/A                  N/A
   Income Fund                      N/A                N/A            $   3,515
   Growth and Income Fund     $  56,595          $  85,474            $  46,551
   World Growth Fund          $  47,196          $  73,945            $  67,645
   Diversified Assets Fund    $  23,642          $  19,194            $  11,852
   Aggressive Growth Fund     $  12,401          $  29,385            $  46,565
   International Fund         $  39,292          $  42,894            $  56,011

     During the last three fiscal years, the Funds paid the following brokerage fees to USAA Brokerage Services, a discount brokerage service of the Adviser:

         FUND                    1999*             1998                 1997
         ----                    -----             ----                 ----
   Money Market Fund                N/A                N/A                  N/A
   Income Fund                      N/A                N/A                  N/A
   Growth and Income Fund     $   5,352          $   6,032            $     484
   World Growth Fund          $     547          $   2,216                  N/A
   Diversified Assets Fund    $   3,687          $   3,564            $     524
   Aggressive Growth Fund     $     188          $   1,016            $   1,456
   International Fund               N/A                N/A                  N/A

     * These amounts are 9.46%, 1.16%, 15.60% and 1.52%, respectively, of the aggregate brokerage fees paid by the Growth and Income Fund, World Growth Fund, Diversified Assets Fund, and Aggressive Growth Fund, respectively, were for transactions effected through USAA Brokerage Services.

     For the year ended December 31, 1999, 15.59%,  3.36%,  24.95% and 3.13% of
the aggregate dollar amounts of transactions involving the payment of commissions by the Growth and Income Fund, World Growth Fund, Diversified Assets Fund, and Aggressive Growth Fund, respectively, were effected through USAA Brokerage Services.

     Certain Funds paid brokerage commissions in connection with brokerage transactions that were directed to brokers because of brokerage and research services provided by such brokers. For the Trust's most recently completed fiscal year ended December 31, 1999, the amount of such brokerage transactions and related commissions paid by these Funds were as follows:

                                                      TRANSACTION
   FUND                       COMMISSIONS               AMOUNTS
   ----                       -----------               -------
   Money Market Fund                N/A                        N/A
   Income Fund                      N/A                        N/A
   Growth and Income Fund      $ 15,750              $  14,769,880
   World Growth Fund           $    654              $     818,327
   Diversified Assets Fund     $  9,820              $   9,492,127
   Aggressive Growth Fund      $    150              $     221,468
   International Fund               N/A                        N/A

PORTFOLIO TURNOVER RATES

     The rate of portfolio turnover in any of the Funds will not be a limiting factor when the Adviser deems changes in a Fund's portfolio appropriate in view of its investment objective. Although no Fund will purchase or sell securities solely to achieve short-term trading profits, a Fund may sell portfolio securities without regard to the length of time held if consistent with the Fund's investment objective. A higher degree of equity portfolio activity will increase brokerage costs to a Fund. It is not anticipated that the portfolio turnover rate of any Fund, other than the Money Market Fund and the Aggressive Growth Fund, will exceed 100%.

     The portfolio turnover rate is computed by dividing the dollar amount of securities purchased or sold (whichever is smaller) by the average value of securities owned during the year. Short-term investments such as commercial paper and short-term U.S. government securities are not considered when computing the turnover rate.

                          DESCRIPTION OF TRUST SHARES

     The Trust is authorized to issue shares of beneficial interest in separate Funds. Seven Funds have been established. Under the Master Trust Agreement, as amended February 7, 1997, and as further amended February 18, 1998 ("Trust Agreement"), the Board of Trustees is authorized to create new Funds in addition to those already existing without shareholder approval.

     Each Fund's assets and all income, earnings, profits and proceeds thereof, subject only to the rights of creditors, are specifically allocated to each Fund. They constitute the underlying assets of each Fund, are required to be segregated on the books of account, and are to be charged with the expenses of such Fund. Any general expenses of the Trust not readily identifiable as belonging to a particular Fund are allocated on the basis of the Funds' relative net assets during the fiscal year or in such other manner as the Board of Trustees determines to be fair and equitable. Each share of each Fund represents an equal proportionate interest in that Fund with every other share of that Fund and is entitled to dividends and distributions out of the net income and capital gains belonging to that Fund when declared by the Board of Trustees. Upon liquidation of the Fund, shareholders are entitled to share pro rata in the net assets belonging to such Fund available for distribution.

     Under Delaware law, the Trust is not required to hold annual or special meetings of shareholders and the Trust does not expect to hold any such meetings unless required by the 1940 Act. Special meetings may be called for purposes such as electing or removing Trustees, changing fundamental policies, or approving an investment advisory contract. Also, the holders of an aggregate of at least 10% of the outstanding shares of the Trust may request a meeting at any time for the purpose of voting to remove one or more of the Trustees.

     Pursuant to the Trust Agreement, any Trustee may be removed by the vote of two-thirds of the Trust shares then outstanding, cast in person or by proxy at any meeting called for the purpose. Under the Trust Bylaws, the Trustees shall promptly call and give notice of a meeting of shareholders for the purpose of voting upon removal of any Trustee when requested to do so in writing by shareholders holding not less then 10% of the shares then outstanding. The Trust will assist in communicating to other shareholders about the meeting.

     The voting privileges of Contract Owners and Policy Owners, and limitations on those privileges, are explained in the prospectus relating to the Contracts or Policies. USAA Life, as the owner of the assets in the Separate Account and Life Insurance Separate Account, will vote Fund shares that are held in the Separate Accounts to fund benefits under the Contracts and Policies in accordance with the instructions of Contract Owners and Policy Owners. This practice is commonly referred to as "pass-through" voting. USAA
Life also will vote for or against any proposition, or will abstain from voting, any Fund shares attributable to a Contract or Policy for which no timely voting instructions are received, and any Fund shares held by USAA Life for its own account, in proportion to the voting instructions that it receives with respect to all Contracts and Policies participating in that Fund. This practice is commonly referred to as "mirror" or "echo" voting. If USAA Life determines, however, that it is permitted to vote any Fund shares in its own right, it may elect to do so, subject to the then-current interpretation of the 1940 Act and the rules thereunder.

     On any matter submitted to the shareholders, the holder of each Fund share is entitled to one vote per share (with proportionate voting for fractional shares) regardless of the relative NAV of the Fund's shares. However, on matters affecting an individual Fund differently from the other Funds, a separate vote of the shareholders of that Fund is required. Shareholders of a Fund are not entitled to vote on any matter that does not affect that Fund but that requires a separate vote of another Fund. Shares do not have cumulative voting rights, which means the holders of more than 50% of the shares voting for the election of Trustees can elect 100% of the Board of Trustees, and the holders of less than 50% of the shares voting for the election of Trustees will not be able to elect any person as a Trustee. Shareholders of a particular Fund might have the power to elect all of the Trustees of the Trust because that Fund has a majority of the total outstanding shares of the Trust.

     When issued, each Fund's shares are fully paid and nonassessable, have no pre-exemptive or subscription rights, and are fully transferable. There are no conversion rights.

                   CERTAIN FEDERAL INCOME TAX CONSIDERATIONS

     Each Fund intends to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code of 1986 (the "Code"), as amended. Accordingly, no Fund will be liable for federal income taxes on its taxable net investment income and net capital gains (capital gains in excess of capital losses) that are distributed to shareholders, provided that each Fund distributes at least 90% of its net investment income and net short-term capital gain for the taxable year.

     To qualify as a regulated investment company, a Fund must, among other things, (1) derive in each taxable year at least 90% of its gross income from dividends, interest, payments with respect to securities loans, gains from the sale or other disposition of stock, securities or foreign currencies, or other income derived with respect to its business of investing in such stock, securities or currencies (the 90% test) and; (2) satisfy certain investment diversification requirements at the close of each quarter of the Fund's taxable year. Each of the Funds intends to satisfy both of these requirements. To deduct the dividends it pays, and therefore not be subject to federal income tax at the Trust level, each Fund must pay dividends each taxable year equal to 90% of its taxable income, excluding net capital gain, and 90% of its non-taxable interest income.

     Each Fund is subject to asset diversification requirements described by the U.S. Treasury Department under Section 1.817-5 of the Treasury Regulations. The regulations generally provide that, as of the end of each calendar quarter or within 30 days thereafter, no more than 55% of the total assets of a Fund may be represented by any one investment, no more than 70% by any two investments, no more than 80% by any three investments, and no more than 90% by any four investments. For this purpose, all securities of the same issuer are considered a single investment. Furthermore, each U.S. government agency or instrumentality is treated as a separate issuer. There are also alternative diversification requirements that may be satisfied by the Funds under the regulations.

     In addition, shares of each Fund may be owned only by (a) separate accounts of USAA Life (or other life insurance companies), (b) a life insurance company general account, (c) USAA IMCO or an affiliate, in starting or managing a Fund (in the case of (b) and (c) of this paragraph, there must be no intention to sell shares to the general public), or (d) the trustee of a qualified pension or retirement plan.

     In addition to these rules, the Treasury has indicated that it might in the future issue a regulation or a revenue ruling on the issue of whether a variable contract owner is exercising impermissible "control" over the investments underlying a segregated asset account, thereby causing the income earned on a Contract or Policy to be taxed currently.

     Each Fund intends to comply with the diversification requirements. If the Funds or a Fund should fail to comply with these diversification requirements, or fails to meet the requirements of Subchapter M of the Code, Contracts and Policies invested in the Funds would not be treated as annuity contracts or life insurance for income tax purposes under the Code. In that case, Contract owners and Policy owners would be taxed on the increases in value of any Contract or Policy that invested through the separate accounts of USAA Life in a Fund that failed these tests for the period of failure and subsequently. Also, if the insured under a Policy died during a period of failure, a portion of the death benefit would be taxable to the recipient.

     The Code imposes a nondeductible 4% excise tax on a regulated investment company that fails to distribute during each calendar year an amount at least equal to the sum of (1) 98% of its taxable net investment income for the calendar year, (2) 98% of its capital gain net income for the 12-month period ending on October 31, and (3) any prior amounts not distributed. Each Fund intends to make such distributions as are necessary to avoid imposition of the excise tax. The 4% excise tax applies where a Fund sells to a separate account, ONLY where a general account of a life company or an adviser invests more than $250,000 in the Fund.

     The ability of the Aggressive Growth Fund, World Growth Fund, and the International Fund to make certain investments may be limited by provisions of the Code that require inclusion of certain unrealized gains or losses in the Fund's income for purposes of the 90% test, and the distribution requirements of the Code, and by provisions of the Code that characterize certain income or loss as ordinary income or loss rather than capital gain or loss. Such recognition, characterization, and timing rules generally apply to investments in certain forward currency contracts, foreign currencies, and debt securities denominated in foreign currencies, as well as certain other investments.

     The World Growth Fund and International Fund may be subject to foreign withholding or other taxes. If more than 50% of the value of the Fund's total assets at the close of any taxable year consists of securities of foreign corporations, the Fund may file an election with the Internal Revenue Service (the Foreign Election) that would permit USAA Life Insurance Company to take a credit (or a deduction) for foreign income taxes paid by the Fund. If the Foreign Election is made, USAA Life Insurance Company would include in its gross income both dividends received from the Fund and foreign income taxes paid by the Fund. As a shareholder of the Fund(s), USAA Life Insurance Company would be entitled to treat the foreign income taxes withheld as a credit against its U.S. federal income taxes, subject to the limitations set forth in the Code with respect to the foreign tax credit generally. Alternatively, USAA Life Insurance Company could, if it were to its advantage, treat the foreign income taxes withheld as a deduction in computing taxable income rather than as a tax credit. USAA Life Insurance Company will not be entitled to a foreign tax credit for taxes paid to certain countries; however, if the Funds otherwise qualify for the Foreign Election, a deduction for such taxes will be available to it. It is anticipated that the Funds will make the Foreign Election.

     If the World Growth Fund or the International Fund invests in an entity that is classified as a Passive Foreign Investment Company ("PFIC") for federal income tax purposes, the application of certain provisions of the Code applying to PFICs could result in the imposition of certain federal income taxes on the Fund. It is anticipated that any taxes on the Fund with respect to investments in PFICs would be insignificant.

                       TRUSTEES AND OFFICERS OF THE TRUST

     The Board of Trustees consists of five Trustees who supervise the business affairs of the Trust. Set forth below are the Trustees and officers of the Trust, their ages, and their respective offices and principal occupations during the last five years. Unless otherwise indicated, the business address of each is 9800 Fredericksburg Road, San Antonio, Texas 78288. Asterisks denote Trustees who are interested persons of the Trust within the meaning of the 1940 Act.

James M. Middleton*
Trustee, Chairman of the Board of Trustees, and President
Age: 55

Chief Executive Officer USAA Life (3/00-present); Senior Vice President Operations Integration & Program Control (7/99-2/00); Vice President Systems Integration & Program Control (9/97-7/99); Assistant Vice President Systems Integration & Analysis (3/94-8/97).

Michael J. C. Roth*
Trustee and Vice Chairman of the Board of Trustees
Age: 58

Chief Executive Officer USAA IMCO (10/93-present); President, Director, and Vice Chairman of the Board of Directors, IMCO (1/90-present). Mr. Roth serves as President, Director/Trustee, and Vice Chairman of the Boards of
Directors/Trustees of each of the Funds within the USAA Family of Funds and USAA Shareholder Account Services; Director of USAA Life Insurance Company; and Trustee and Vice Chairman of USAA Life Investment Trust.

June R. Reedy
Trustee
211 N. Presa
San Antonio, TX 78205
Age: 70

Retired;  Board  Member,   Intellisolve  Group,  Inc.   (06/97-present);   City
Commissioner, Historic Design & Review, City of San Antonio, volunteer (06/95-06/97); Vice Chairman, Centro San Antonio, volunteer (06/99-present).

Neil H. Stone
Trustee
645 Lockhill Selma
San Antonio, TX 78216
Age: 57

Attorney (Associate), Gendry & Sprague, P.C. (known as Gendry, Sprague & Wachsmuth until November 1994) (12/92-present).

Gary W. West
Trustee
8038 Wurzbach, Suite 870
San Antonio, TX 78229
Age: 60

President,   Radiation  Oncology  of  San  Antonio,   Professional  Association
(12/94-present).

Kenneth McClure
Vice President
Age: 52

Senior Vice President, Life & Health Marketing, USAA Life (1/97-present); Senior Vice President, Life Operations, USAA Life (1/95-1/97).

David G. Peebles
Vice President
Age: 60

Senior Vice President, Equity Investments, IMCO (11/98-present); Vice President, Equity Investments, IMCO (2/88-11/98). Mr. Peebles serves as Trustee/Director and Vice President of each of the Funds within the USAA Family of Funds; Director of IMCO; and Senior Vice President of USAA Shareholder Account Services.

Kenneth E. Willmann
Vice President
Age: 53

Senior Vice President, Fixed Income Investments, IMCO (12/99-present); Vice President, Mutual Fund Portfolios, IMCO (09/94-12/99). Mr. Willmann serves as Vice President of each of the Funds within the USAA Family of Funds; Director of IMCO; and Senior Vice President of USAA Shareholder Account Services.

Larkin W. Fields
Treasurer
Age: 45

Senior Vice President, Finance, USAA Life (5/99-present); Vice President, Marketing, USAA Life (11/94-5/99).

Cynthia A. Toles
Secretary
Age: 49

Vice President, USAA Life & Health Insurance Counsel, USAA (2/00-present); Vice President and Secretary, USAA Life (2/00-present); prior thereto, Senior Vice President, General Counsel & Secretary, Variable Annuity Life Insurance Company (VALIC) (4/81-2/00); Senior Vice President, General Counsel & Secretary, American General Annuity Insurance Company (2/99-2/00).

Dwain A. Akins
Assistant Secretary
Age: 49

Assistant  Vice  President,   USAA  Life  &  Health  Insurance  Counsel,   USAA
(11/94-present); Assistant Vice President and Assistant Secretary, USAA Life (4/95-present).

Mark S. Howard
Assistant Secretary
Age:  36

Assistant Vice President, Securities Counsel, USAA (2/98-present); Executive Director, Securities Counsel, USAA (9/96-2/98); Senior Associate Counsel, Securities Counsel, USAA (5/95-8/96). Mr. Howard serves as Assistant Vice President and Assistant Secretary, IMCO and USAA Shareholder Account Services; Assistant Secretary of each of the funds within the USAA Family of Funds; and Assistant Vice President, Securities Counsel for various other USAA subsidiaries and affiliates.

Caryl Swann
Assistant Treasurer
Age: 52

Executive Director, Mutual Fund Analysis & Support, IMCO (10/98-present); Director, Mutual Fund Portfolio Analysis & Support, IMCO (2/98-10/98); Manager, Mutual Fund Accounting, IMCO (7/92-2/98). Ms. Swann serves as Assistant Treasurer for each of the Funds in the USAA Family of Funds.

Jeanine A. Merrill
Assistant Treasurer
Age: 41

Director, Life Policyholder Analysis, Tax & Accounting, USAA Life (11/98-present); Manager, Life Financial Analysis and Accounting, USAA Life (1/98-11/98); Manager, Life Financial Statement Reporting, USAA Life (8/97-1/98); Manager, Regulatory Reporting, USAA Life (7/95-8/97); Mutual Fund Accountant, Statement and Mutual Fund Accounting, USAA Life (9/94-7/95).

COMMITTEES OF THE BOARD OF TRUSTEES

     The Trust has an Audit Committee, an Executive Committee, a Pricing and Investment Committee, and a Corporate Governance Committee. The duties of these four Committees and their present membership are as follows:

AUDIT COMMITTEE: The members of the Audit Committee consult with the Trust's independent public accountants from time to time regarding financial and accounting matters pertaining to the Trust and meet with the Trust's independent public accountants at least once annually to discuss the scope and results of the annual audit of the Funds and such other matters as the Committee members deem appropriate or desirable. Trustees Reedy, Stone, and West are members of the Audit Committee.

EXECUTIVE COMMITTEE: During intervals between meetings of the Board of Trustees, the Executive Committee possesses and may exercise all of the powers of the Board of Trustees in the management of the Trust except as to those matters that specifically require action by the Board of Trustees. Trustees Middleton, Roth, and Reedy are members of the Executive Committee.

PRICING AND INVESTMENT COMMITTEE: During intervals between meetings of the Board of Trustees, the Pricing and Investment Committee reviews each Fund's investments and confers with USAA IMCO at such times and as to such matters as the Committee members deem appropriate. Trustees Roth, Stone, and West are members of the Pricing and Investment Committee.

CORPORATE GOVERNANCE COMMITTEE: The members of the Corporate Governance Committee maintains oversight of the organization, performance, and effectiveness of the Board and independent Trustees. Trustees Reedy, Stone, and West are members of the Corporate Governance Committee.

     No remuneration will be paid by the Trust to any Trustee or officer of the Trust who is affiliated with USAA Life or the Adviser. Trustees' fees consisting of an annual retainer of $5,000 for serving on the Board of Trustees, an annual retainer of $500 for serving on one or more committees of the Board of Trustees, and a $500 fee for each regular or special Board meeting will be paid to each Trustee who is not an interested person of the Trust, presently Trustees Reedy, Stone, and West. The Trustees are also reimbursed for their expenses incurred in attending any meeting of the Board of Trustees. The Board of Trustees generally meets quarterly.

     The following table sets forth the compensation of the current Trustees for their services as Trustees for the Trust's most recently completed fiscal year ended December 31, 1999:

                             AGGREGATE                   AGGREGATE COMPENSATION
                           COMPENSATION                  FROM THE TRUST AND THE
TRUSTEE                   FROM THE TRUST               USAA FAMILY OF FUNDS (a)
-------                   --------------               ------------------------
Edwin L. Rosane (b)           None                                  None
Michael J.C. Roth (c)         None                                  None

June R. Reedy               $7,500                                $7,500
Neil H. Stone               $8,000                                $8,000
Gary W. West                $8,000                                $8,000

(a) As of December 31, 1999, the USAA Family of Funds consisted of four registered investment companies, not including the Trust, offering a total of 38 individual funds.

(b) Trustee Rosane retired on March 1, 2000, as President and CEO of USAA Life, which is affiliated with the Trust's investment adviser, USAA IMCO, and, accordingly, receives no remuneration from the Trust.

(c) Trustee Roth is affiliated with the Trust's investment adviser, USAA IMCO, and, accordingly, receives no remuneration from the Trust or any other fund within the USAA Family of Funds, although he presently serves on the board of each registered investment company within the USAA Family of Funds.

                              THE TRUST'S ADVISER

     As described in the Prospectus, USAA IMCO is the Adviser to the Trust and provides services under the Advisory Agreement. USAA IMCO, a wholly owned indirect subsidiary of United Services Automobile Association, was organized in May 1970 and has served as adviser and distributor for the USAA Life Investment Trust from its inception.

     In addition to providing investment advice to the Trust, the Adviser advises and manages the investments for USAA and its affiliated companies as well as those of USAA Investment Trust, USAA Mutual Fund, Inc., USAA Tax Exempt Fund, Inc., and USAA State Tax-Free Trust. As of the date of this SAI, total assets under management by the Adviser were approximately $42 billion, of which approximately $29 billion are in mutual fund portfolios.

     While the officers and employees of the Advisor, as well as those of the Funds, may engage in personal securities transactions, they are restricted by the procedures in a Joint Code of Ethics adopted by the Advisor and the Funds. The Joint Code of Ethics was designed to ensure that the shareholders' interests come before the individuals who manage their Funds. It also prohibits the portfolio managers and other investment personnel from buying securities in an initial public offering or from profiting from the purchase or sale of the same security within 60 calendar days. Additionally, the Joint Code of Ethics requires the portfolio manager and other employees with access information about the purchase or sale of securities by the Funds to obtain approval before executing permitted personal trades. A copy of the Joint Code of Ethics has been filed with the Securities and Exchange Commission and is available for public view.

THE ADVISORY AGREEMENT

     Under the Advisory Agreement, the Adviser provides an investment program, carries out the investment policies and manages the portfolio assets for each Fund. The Adviser is authorized, subject to the control of the Board of Trustees, to determine the selection, amount and time to buy or sell securities for each Fund. For these services under the Advisory Agreement, the Trust has agreed to pay the Adviser a monthly fee equal to the annual rate of 0.20% of the monthly average net assets of each Fund, other than the Aggressive Growth Fund and the International Fund, for which the annual rates are 0.50% and 0.65%, respectively.

     For the last three fiscal years, USAA IMCO received the following investment advisory fees:

                                    1999               1998              1997
                                    ----               ----              ----
       Money Market Fund         $  58,222          $  36,491         $  29,416
       Income Fund               $  45,880          $  68,324         $  50,127
       Growth and Income Fund    $ 165,380          $ 193,906         $ 139,136
       World Growth Fund         $  58,523          $  83,004         $  77,201
       Diversified Assets Fund   $  81,185          $ 111,400         $  79,446
       Aggressive Growth Fund    $ 166,012          $ 215,266         $ 130,483
       International Fund        $ 155,779          $ 146,670         $  92,044

     The Advisory Agreement was most recently approved by the Board of Trustees on November 18, 1999, for a term ending January 2, 2001. The Advisory Agreement will continue in effect from year to year thereafter for each Fund as long as it is approved at least annually by a vote of the outstanding voting securities of such Fund (as defined by the 1940 Act) or by the Board of Trustees (on behalf of such Fund) and, in either event, a majority of the Trustees who are not interested persons of the Adviser or of the Trust (otherwise than as Trustees), at a meeting called for the purpose of voting on such approval. The Advisory Agreement may be terminated, without penalty, at any time by the Board of Trustees, the Adviser or, with respect to any Fund, by vote of that Fund's shareholders, in each case on 60 days' written notice. It will automatically terminate in the event of its assignment (as defined in the 1940 Act).

THE UNDERWRITING AND ADMINISTRATIVE SERVICES AGREEMENT

     Pursuant to the Underwriting and Administrative Services Agreement, as amended and restated as of December 31, 1999 ("Underwriting Agreement"), USAA Life, out of its General Account, assumes the expense of: (a) organizing the Trust; (b) compensation and travel expenses of those Trustees of the Trust who are "interested persons" of the Trust within the meaning of the 1940 Act; and
(c) any activity that may be attributable to the Trust as primarily intended to result in the sale of Trust shares to other than current shareholders and/or Contract Owners and/or Policy Owners, including the preparation, setting in type, printing in quantity and distribution of such materials as prospectuses, statements of additional information, supplements to prospectuses and statements of additional information, sales literature (including the Trust's periodic reports to shareholders and any Separate Account and Life Insurance Separate Account periodic report to Contract Owners and Policy Owners), advertising and other promotional material relating to either the Trust or the Accounts and compensation paid to sales personnel.

     In addition, pursuant to the Underwriting Agreement, USAA Life, out of its General Account, has agreed to pay directly or reimburse the Trust for these Trust expenses to the extent that such expenses, exceed 0.65% of the monthly average net assets of the World Growth Fund, 0.70% of the monthly average net assets of the Aggressive Growth Fund, 1.10% of the monthly average net assets of the International Fund, and 0.35% of the monthly average net assets of each other Fund. Subject to these expense limitations, the Trust will bear the expense of providing all management, administrative, legal, clerical, accounting, and recordkeeping services necessary or appropriate to conduct the Trust's business and day-to-day operations, including: (a) all charges, commissions and fees agreed to by it pursuant to the Advisory Agreement by and between the Trust and USAA IMCO in its capacity as Adviser; (b) the charges and expenses of independent auditors and outside counsel retained by the Trust; (c) brokerage commissions for transactions in the portfolio investments of the Trust and similar fees and charges for the acquisition, disposition, lending, or borrowing of such portfolio investments; (d) all taxes, including issuance and transfer taxes, and corporate fees, payable by the Trust to federal, state, or other governmental agencies; (e) interest payable on the Trust's borrowings;
(f) extraordinary or non-recurring expenses, such as legal claims and liabilities and litigation costs and indemnification payments by the Trust in connection therewith; (g) all expenses of Shareholders and Trustees' meetings (exclusive of compensation and travel expenses of those Trustees of the Trust who are "interested persons" of the Trust within the meaning of the 1940 Act), including those in the following item; (h) compensation and travel expenses of those Trustees who are not "interested persons" within the meaning of the 1940 Act; (i) the charges and expenses of any registrar, stock transfer, or dividend disbursing agent, custodian, or depository appointed by the Trust for the safekeeping of its cash, portfolio securities, and other property; (j) the fees and expenses involved in registering and maintaining registrations of the Trust and its shares with the SEC and various states and other jurisdictions and in preparing and or filing on behalf of the Trust (or assisting counsel and/or auditors in the preparation of) all required tax returns and reports to and other filings with the SEC (including, without limitation, the Trust's annual report to the SEC), and any other governmental agency, together with the preparation of related financial statements (the Underwriter and Trust agreeing to supply or cause to be supplied to the Company all necessary financial and other information in connection with the foregoing; (k) membership or association dues for the Investment Company Institute or similar organization;
(l) the cost of the fidelity bond required by 1940 Act Rule 17g-1 and any errors and omissions insurance or other liability insurance covering the Trust and/or its officers, Trustees and employees; (m) the preparation, setting in type, printing in quantity, and distribution of materials distributed to then-current shareholders and/or Contract Owners and/or Policy Owners of such material as prospectuses, statements of additional information, supplements to prospectuses and statements of additional information, periodic reports to Shareholders and/or Contract Owners, and/or Policy Owners communications, and proxy materials (including proxy statements, proxy cards and voting instruction forms) relating to either the Trust or the Separate Accounts and the processing, including tabulation, of the results of voting instruction and proxy solicitations; (n), furnishing, or causing to be furnished, to each Shareholder statements of account, and/or financial and share ownership information including, but not limited to, the number and value of shares owned by each Shareholder; and (o) postage. The Underwriting Agreement may be terminated by any party thereto upon 120 day's written notice to the other parties.

     For the fiscal years ended December 31, 1999, 1998, and 1997, the Trust paid USAA Life net amounts of $224,436, $241,195 and $31,409 respectively after reimbursement of expenses exceeding amounts set forth above. Of these amounts, for the fiscal year ended December 31, 1999, USAA Life paid USAA IMCO $241,036 to compensate USAA IMCO for its costs in providing certain accounting services relating to the Trust as delegated by USAA Life.

                        PRINCIPAL HOLDERS OF SECURITIES

     As of March 31, 2000, USAA Life, either directly or through the Separate Account, owned of record and beneficially the percentages of each Fund's outstanding shares as shown below.

                  Money Market Fund                    -
                  Income Fund                          -
                  Growth and Income Fund               -
                  World Growth Fund                  29.96%
                  Diversified Assets Fund              -
                  Aggressive Growth Fund             52.32%
                  International Fund                 90.12%

     As a result of its beneficial ownership, USAA Life may be presumed to control (with the exception of the Money Market Fund) each Fund of the Trust. Such control may dilute the effect of the votes of other shareholders of each Fund presumed to be controlled. USAA Life will vote its Fund shares owned through the Separate Account and Life Insurance Separate Account in accordance with instructions received from Contract Owners (or annuitants or beneficiaries, to the extent provided in the Contracts) and Policy Owners, respectively. If USAA Life determines, however, that it is permitted to vote any Fund shares that it owns in its own right, either directly or through the Separate Account or Life Insurance Separate Account, it may elect to do so, subject to the then-current interpretation of the 1940 Act and the rules thereunder. The address of USAA Life is 9800 Fredericksburg Road, San Antonio, Texas 78288. USAA Life, a Texas corporation, is wholly owned by United Services Automobile Association.

     As of March 31, 2000, the Separate Account owned of record the percentages of each Fund's outstanding shares attributable to the Contracts and Policies as shown below. The Separate Account is located at 9800 Fredericksburg Road, San Antonio, Texas 78288.

                  Money Market Fund                            100%
                  Income Fund                                  100%
                  Growth and Income Fund                       100%
                  World Growth Fund                          70.04%
                  Diversified Assets Fund                      100%
                  Aggressive Growth Fund                     47.68%
                  International Fund                          9.88%

     Contract Owners and Policy Owners may be deemed to beneficially own shares of one or more of the Funds, to the extent that they are given the right to provide voting instructions with regard to shares in those Funds. The following table identifies all persons who as of March 31, 2000, held of record or owned beneficially 5% or more of the Funds:

                                    Name and address
        TITLE OF CLASS              OF BENEFICIAL OWNER        PERCENT OF CLASS
        --------------              -------------------        ----------------
    Growth and Income Fund            Harvey J. Moore                5.64%
                                        Wilton, Ca

     As of March 31, 2000, the Trustees and officers, as a group, owned less than 1% of the Trust's outstanding voting securities through any Contract. There are no family relationships among the Trustees, officers, and managerial level employees of the Trust or its Adviser.

                        CALCULATION OF PERFORMANCE DATA

     Information regarding the total return of the Funds is provided in the "FUND PERFORMANCE" section for each Fund under "FUND OBJECTIVES, STRATEGIES, AND RISKS" in the Prospectus. See "VALUATION OF SECURITIES" in this SAI for a discussion of the manner in which the Funds' price per share is calculated.

     Total return and yield quotations reflect only the performance of a hypothetical investment in the Fund during a specified period. These quotations are based on historical data and do not in any way indicate or project future performance. Quotations of a Fund's total return and yield do not reflect charges or deductions against the Fund Account or charges and deductions against the Contracts or Policies. The share price of the Income Fund, Growth and Income Fund, World Growth Fund, Diversified Assets Fund, Aggressive Growth Fund, and International Fund will vary and, when redeemed, may be worth more or less than the original purchase price. The yield of the Money Market Fund will also vary.

     Charges imposed under the Contract and Policies will affect the actual return to Contract and Policy Owners. Charges imposed under the Contracts and Policies are not included in the calculation of Yield or Total Return for the Funds shown below. See the prospectuses for the Contracts and Policies for further information.

YIELD

     The yield of a Fund refers to the income generated by an investment in the Fund over a specific period (seven days in the case of the Money Market Fund, 30 days in the case of all other Funds), excluding realized and unrealized capital gains and losses in the Fund's investments. This income is then "annualized" and shown as a percentage of the investments.

MONEY MARKET FUND

When the Money Market Fund quotes a current annualized yield, it is based on a specified recent seven-day-calendar period. It is computed by (1) determining the net change, exclusive of capital changes, in the value of a hypothetical pre-existing account having a balance of one share at the beginning of the period, (2) dividing the net change in account value by the value of the account at the beginning of the base period to obtain the base return, then (3) multiplying the base period by 52.14 (365/7). The resulting yield figure is carried to the nearest hundredth of one percent.

     The calculation includes the value of additional shares purchased with dividends on the original share, and other dividends declared on both the original share and any such additional shares, and any expenses and fees that may be charged to the fund. The calculation includes the effect of all expense reimbursements to the Fund. The capital changes excluded from the calculation are realized capital gains and losses from the sale of securities and unrealized appreciation and depreciation.

     The Fund's effective (compounded) yield will be computed by dividing the seven-day annualized yield as defined above by 365, adding one to the quotient, raising the sum to a power equal to 365 divided by seven, and subtracting one from the result.

     Current and effective yields fluctuate daily and will vary with factors such as interest rates and the quality, length of maturities, and type of investments in the portfolio.

            Yield for 7-day Period ended December 31, 1999,was 5.81%. Effective Yield for 7-day Period ended December 31, 1999, was 5.98%.

OTHER FUNDS

     The Funds may advertise performance in terms of a 30-day (or one month) yield quotation. The 30-day yield quotation is computed by dividing the net investment income per share earned during the period by the maximum offering price per share on the last day of the period, according to the following formula:

                         Yield = 2[((a-b)/(cd)+1)^6 -1]

Where:
     a = dividends and interest earned during the period b = expenses accrued for the period (net of reimbursement) c = the average daily number of shares outstanding during the period that were  entitled to receive  dividends
     d = the  maximum  offering  price per share on the last day of the period

TOTAL RETURN

     The Funds may advertise performance in terms of average annual total return for one-, five-, and ten-year periods, or for such lesser periods as any of such Funds have been in existence. Average annual total return is computed by finding the average annual compounded rates of return over the periods that would equate the initial amount invested to the ending redeemable value, according to the following formula prescribed by the SEC:

                                P(1 + T)n = ERV

 Where: P = a hypothetical initial investment of $1,000 n = number of years
         ERV = ending redeemable value of a hypothetical $1,000 investment made at the beginning of the applicable period

     The calculation assumes all dividends and distributions by such Fund are reinvested at the price stated in the Prospectus on the reinvestment dates during the period, and includes all Fund expenses, net of reimbursements.

     In addition, the Funds may each advertise performance in terms of cumulative total return. Cumulative total return reflects the total change in value of an investment in the Fund over a specified period, including, but not limited to, periods of one, five and ten years, or the period since the Fund's inception through a stated ending date. Cumulative total return is calculated in a manner similar to standardized average annual total return, except that the results are not annualized. The SEC has not prescribed a standard formula for calculating cumulative total return. Cumulative total return is calculated by finding the cumulative rates of return of a hypothetical initial investment of $1,000 over various periods, according to the following formula, and then expressing that as a percentage:

                                 C = (ERV/P)-1

 Where:   P=  a hypothetical initial investment of $1,000
          C=  cumulative total return
        ERV= ending redeemable value of a hypothetical $1,000 investment made at the beginning of the applicable period

     The average annual and cumulative total returns* for each Fund that had operations were as follows:

 FUND                  AVERAGE ANNUAL TOTAL RETURNS  CUMULATIVE TOTAL RETURNS
                            FOR PERIODS ENDED            FOR PERIODS ENDED
                            DECEMBER 31, 1999            DECEMBER 31, 1999
                      ONE YEAR  SINCE INCEPTION**   ONE YEAR  SINCE INCEPTION**

 Money Market Fund        4.94%        5.30%           4.94%       29.47%
 Income Fund             -5.16%        7.58%          -5.16%       44.12%
 Growth and Income Fund  14.67%       20.44%          14.67%      153.46%
 World Growth Fund       30.93%       19.24%          30.93%      141.09%
 Diversified Assets Fund  7.58%       15.50%           7.58%      105.55%
 Aggressive Growth Fund  94.34%       46.35%          94.34%      176.10%
 International Fund      28.33%       12.14%          28.33%       35.74%

-------------------
* For the Money Market Fund, Income Fund, Growth and Income Fund, World Growth Fund, and Diversified Assets Fund, these values reflect the deduction of a .20% annual management fee and other Fund expenses, but do not reflect Fund expenses that are voluntarily paid by USAA Life or reimbursed by USAA Life. For the Aggressive Growth Fund and International Fund, these values reflect the deduction of an annual management fee and other Fund expenses, of .50% and .65%, respectively, but do not reflect Fund expenses that are voluntarily paid by USAA Life or reimbursed by USAA Life. Without the payment or reimbursement of expenses by USAA Life, these total returns would have been lower.

** The date of inception for the Money Market Fund, Income Fund, Growth and Income Fund, World Growth Fund, and Diversified Assets Fund was January 5, 1995. The date of inception for the Aggressive Growth Fund and International Fund was May 1, 1997.

                              FINANCIAL STATEMENTS

     The most recent audited financial statements for each Fund of the Trust and the report of the Trust's independent auditor thereon, are incorporated into this SAI by reference to the Trust's Annual Report dated December 31, 1999, which accompanies this SAI.

     Only those sections of the Annual Report that are specifically identified immediately below are incorporated by reference into the SAI:

         Independent Auditors' Report
         Portfolios of Investments
         Notes to Portfolios of Investments
         Statements of Assets and Liabilities
         Statements of Operations
         Statements of Changes in Net Assets
         Notes to Financial Statements

               APPENDIX A - LONG-TERM AND SHORT-TERM DEBT RATINGS

1.       LONG-TERM DEBT RATINGS:

MOODY'S INVESTORS SERVICE ("MOODY'S")

Aaa Bonds that are rated Aaa are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt edged." Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

Aa Bonds that are rated Aa are judged to be of high quality by all standards. Together with the Aaa group they comprise what are generally known as "high-grade bonds." They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present that make the long-term risks appear somewhat larger than in Aaa securities.

A Bonds that are rated A possess many favorable investment attributes and are to be considered as upper-medium- grade obligations. Factors giving security to principal and interest are considered adequate, but elements may be present that suggest a susceptibility to impairment sometime in the future.

Baa Bonds that are rated Baa are considered as medium-grade obligations, (i.e., they are neither highly protected nor poorly secured). Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

NOTE: MOODY'S APPLIES NUMERICAL MODIFIERS 1, 2, AND 3 IN EACH GENERIC RATING CLASSIFICATION. THE MODIFIER 1 INDICATES THAT THE OBLIGATION RANKS IN THE HIGHER END OF ITS GENERIC RATING CATEGORY, THE MODIFIER 2 INDICATES A MID-RANGE RANKING, AND THE MODIFIER 3 INDICATES A RANKING IN THE LOWER END OF THAT GENERIC RATING CATEGORY.

STANDARD & POOR'S RATINGS GROUP ("S&P")

AAA Debt rated AAA has the highest rating assigned by S&P. The obligor's capacity to meet its financial commitment on the obligation is extremely strong.

AA An obligation rated "AA" differs from the highest rated issues only in small degree. The obligor's capacity to meet its financial commitment on the obligation is very strong.

A An obligation rated "A" is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher rated categories. However, the obligor's capacity to meet its financial commitment on the obligation is still strong.

BBB An obligation rated "BBB" exhibits adequate capacity to pay interest and repay principal. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation.

PLUS (+) OR MINUS (-): THE RATINGS FROM "AA" TO "CCC" MAY BE MODIFIED BY THE ADDITION OF A PLUS OR MINUS SIGN TO SHOW RELATIVE STANDING WITHIN THE MAJOR RATING CATEGORIES.

FITCH IBCA ("FITCH IBCA")

AAA Highest credit quality. `AAA' ratings denote the lowest expectation of credit risk. They are assigned only in case of exceptionally strong capacity for timely payment of financial commitments. This capacity is highly unlikely to be adversely affected by foreseeable events.

AA Very high credit quality. `AA' ratings denote a very low expectation of credit risk. They indicate very strong capacity for timely payment of financial commitments. This capacity is not significantly vulnerable to foreseeable events.

A High credit quality. `A' ratings denote a low expectation of credit risk. The capacity for timely payment of financial commitments is considered strong. This capacity may, nevertheless, be more vulnerable to changes in circumstances or in economic conditions than is the case for higher ratings.

BBB Good credit quality. `BBB' ratings indicate that there is currently a low expectation of credit risk. The capacity for timely payment of financial commitments is considered adequate, but adverse changes in circumstances and in economic conditions are more likely to impair this capacity. This is the lowest investment-grade category.

PLUS (+) MINUS(-) SIGNS ARE USED WITH A RATING SYMBOL TO INDICATE THE RELATIVE POSITION OF A CREDIT WITHIN THE RATING CATEGORY. PLUS AND MINUS SIGNS, HOWEVER, ARE NOT USED IN THE AAA CATEGORY.

DUFF & PHELPS CREDIT RATING CO. ("D&P")

AAA Highest credit quality. The risk factors are negligible, being only slightly more than for risk-free U.S. Treasury debt.
AA High credit quality. Protection factors are strong. Risk is modest but may vary slightly from time to time because of economic conditions.

A Protection factors are average but adequate. However, risk factors are variable and greater in periods of economic stress.

BBB Below average protection factors but still considered sufficient for prudent investment. Considerable variability in risk during economic cycles.

2.       SHORT-TERM DEBT RATINGS:

MOODY'S CORPORATE AND GOVERNMENT

Prime-1 Issuers rated Prime-1 (or supporting institutions) have a superior ability for repayment of senior short-term debt obligations. Prime-1 repayment ability will often be evidenced by many of the following characteristics:

           o Leading market positions in well-established industries.
           o High rates of return on funds employed.
           o Conservative capitalization structure with moderate reliance on debt and ample asset protection.
           o Broad margins in earnings coverage of fixed financial charges and high internal cash generation.
           o Well-established access to a range of financial markets and assured sources of alternate liquidity.

Prime-2 Issuers rated Prime-2 (or supporting institutions) have a strong ability for repayment of senior short-term debt obligations. This will normally be evidenced by many of the characteristics cited above but to a lesser degree. Earnings trends and coverage ratios, while sound, may be more subject to variation. Capitalization characteristics, while still appropriate, may be more affected by external conditions. Ample alternate liquidity is maintained.

Prime-3 Issuers rated Prime-3 (or supporting institutions) have an acceptable ability for repayment of senior short-term obligations. The effect of industry characteristics and market compositions may be more pronounced. Variability in earnings and profitability may result in changes in the level of debt protection measurements and may require relatively high financial leverage. Adequate alternate liquidity is maintained.

MOODY'S MUNICIPAL

MIG1/VMIG 1       This  designation  denotes  best  quality.  There is present strong protection by established cash flows, superior liquidity support, or demonstrated broad-based access to the market for refinancing.

MIG 2/VMIG 2      This designation  denotes high quality. Margins of protection are ample although not so large as in the preceding group.

MIG3/VMIG 3       This  designation  denotes  favorable  quality. All security elements are accounted for but there is lacking the undeniable strength of the preceding grades. Liquidity and cash flow protection may be narrow and market access for refinancing is likely to be less well established.

MIG4/VMIG  4      This   designation   denotes   adequate   quality. Protection
                  commonly  regarded as  required of an  investment security
                  is  present  and   although   not   distinctly   or
                  predominantly speculative, there is specific risk.

S&P CORPORATE AND GOVERNMENT

A-1 This highest category indicates that the degree of safety regarding timely payment is strong. Those issues determined to possess extremely strong safety characteristics are denoted with a plus (+) sign designation.

A-2 Capacity for timely payment on issues with this designation is satisfactory. However, the relative degree of safety is not as high as for issues designated A-1.

A-3 Issues carrying this designation have adequate capacity for timely payment. They are, however, more vulnerable to the adverse effects of changes in circumstances than obligations carrying the higher designations.

S&P MUNICIPAL

SP-1       Strong capacity to pay principal and interest.  Issues determined to
           possess   very   strong   characteristics   are  given  a  plus  (+)
           designation.

SP-2 Satisfactory capacity to pay principal and interest, with some vulnerability to adverse financial and economic changes over the term of the notes.

FITCH IBCA

F-1 Highest credit quality. Indicates the strongest capacity for timely payment of financial commitments; may have an added "+" to denote any exceptionally strong credit feature.

F-2 Good credit quality. A satisfactory capacity for timely payment of financial commitments, but the margin of safety is not as great as in the case of the higher ratings.

F-3 Fair credit quality. The capacity for timely payment of financial commitments is adequate; however, near-term adverse changes could result in a reduction to non-investment grade.
D&P

D-1+ Highest certainty of timely payment. Short-term liquidity, including internal operating factors and/or ready access to alternative sources of funds, is outstanding, and safety is just below risk-free U.S. Treasury short-term obligations.

D-1 Very high certainty of timely payment. Liquidity factors are excellent and supported by good fundamental protection factors. Risk factors are minor.

D-1- High certainty of timely payment. Liquidity factors are strong and supported by good fundamental protection factors. Risk factors are very small.

D-2 Good certainty of timely payment. Liquidity factors and company fundamentals are sound. Although ongoing funding needs may enlarge total financing requirements, access to capital markets is good. Risk factors are small.

D-3 Satisfactory liquidity and other protection factors qualify issue as to investment grade. Risk factors are larger and subject to more variation. Nevertheless, timely payment is expected.

THOMPSON BANKWATCH ("TBW")

TBW-1      The  highest  category;   indicates  a  very  high  likelihood  that
           principal and interest will be paid on a timely basis.

TBW-2 The second highest category; while the degree of safety regarding timely repayment of principal and interest is strong, the relative degree of safety is not as high as for issues rated TBW-1.

TBW-3 The lowest investment grade category; indicates that while the obligation is more susceptible to adverse developments (both internal and external) than those with higher ratings, the capacity to service principal and interest in a timely fashion is considered adequate.

                  APPENDIX B - COMPARISON OF FUND PERFORMANCE

     The Trust may make comparisons in advertising and sales literature between the Funds and other comparable funds in the industry. These comparisons may include such topics as risk and reward, investment objectives, investment strategies, and performance.

     Fund performance also may be compared to the performance of broad groups of mutual funds with similar investment goals or unmanaged indexes of comparable securities. Evaluations of Fund performance made by independent sources also may be used in advertisements concerning the Fund, including reprints of, or selections from, editorials or articles about the Fund. The Fund or its performance may also be compared to products and services not constituting securities subject to registration under the 1933 Act such as, but not limited to, certificates of deposit and money market accounts. Sources for performance information and articles about the Fund may include but are not restricted to the following:

AAII JOURNAL, a monthly association magazine for members of the American Association of Individual Investors.

ARIZONA  REPUBLIC,  a newspaper that may cover financial and investment  news.

AUSTIN  AMERICAN-STATESMAN,  a newspaper that may cover financial news.

BANK RATE MONITOR, a service that publishes rates on various bank products such as certificates of deposit, money market deposit accounts and credit cards.

BARRON'S, a Dow Jones and Company, Inc. business and financial weekly that periodically reviews mutual fund performance data.

BUSINESS WEEK, a national business weekly that periodically reports the performance rankings and ratings of a variety of mutual funds.

CDA/WEISENBERGER MUTUAL FUNDS INVESTMENT REPORT, a monthly newsletter that reports on both specific mutual fund companies and the mutual fund industry as a whole.

CHICAGO TRIBUNE,a newspaper that may cover financial news.

CONSUMER REPORTS, a monthly magazine that from time to time reports on companies in the mutual fund industry.

DALLAS  MORNING NEWS, a newspaper that may cover financial news.

DENVER POST, a newspaper that may quote financial news.

FINANCIAL PLANNING, a monthly magazine that may periodically review mutual fund companies.

FINANCIAL SERVICES WEEK, a weekly newspaper that covers financial news.

FINANCIAL WORLD, a monthly magazine that periodically features companies in the mutual fund industry.

FORBES,  a  national  business   publication  that  periodically   reports  the
performance of companies in the mutual fund industry.

FORTUNE,   a  national  business   publication  that  periodically   rates  the
performance of a variety of mutual funds.

FUND ACTION, a mutual fund news report.

HOUSTON CHRONICLE, a newspaper that may cover financial news.

INCOME AND SAFETY, a monthly newsletter that rates mutual funds.

INVESTECH, a bi-monthly investment newsletter.

INVESTMENT ADVISOR, a monthly publication directed primarily to the adviser community; includes ranking of mutual funds using a proprietary methodology.

INVESTMENT COMPANY INSTITUTE, the national association of the U.S investment company industry.

INVESTOR'S BUSINESS DAILY, a newspaper that covers financial news.

KIPLINGER'S   PERSONAL  FINANCE  MAGAZINE,   a  monthly   investment   advisory
publication that periodically features the performance of a variety of securities.

LIPPER, A  REUTERS   COMPANY  EQUITY  FUND  PERFORMANCE   ANALYSIS,  a  monthly
publication of industry-wide mutual fund averages by type of fund.

LIPPER, A REUTERS COMPANY FIXED INCOME FUND PERFORMANCE ANALYSIS, a monthly publication of industry-wide mutual fund performance averages by type of fund.

LOS ANGELES TIMES, a newspaper that may cover financial news.

LOUIS RUKEYSER'S WALL STREET, a publication for investors.

MEDICAL ECONOMICS, a monthly magazine providing information to the medical profession.

MONEY, a monthly magazine that features the performance of both specific funds and the mutual fund industry as a whole.

MONEY FUND REPORT, a weekly publication of iMoneyNet, Inc. (formerly IBC Financial Data, Inc.), reporting on the performance of the nation's money market funds, summarizing money market fund activity, and including certain averages as performance benchmarks, specifically "IBC's Taxable First Tier Fund Average".

MONEY MARKET INSIGHT, a monthly money market industry analysis prepared by iMoneyNet, Inc. (formerly IBC Financial Data, Inc.)

MONEYLETTER, a biweekly newsletter that covers financial news and from time to time rates specific mutual funds.

MORNINGSTAR 5 STAR INVESTOR, a monthly newsletter which covers financial news and rates mutual funds, produced by Morningstar, Inc. (a data service which tracks open-end mutual funds).

MUTUAL FUND FORECASTER, a monthly newsletter that ranks mutual funds.

MUTUAL FUND INVESTING, a newsletter covering mutual funds.

MUTUAL  FUND  PERFORMANCE   REPORT,  a  monthly   publication  of  mutual  fund
performance and rankings, produced by Morningstar, Inc.

MUTUAL  FUNDS  MAGAZINE,  a  monthly  publication   reporting  on  mutual  fund
investing.   MUTUAL  FUND  SOURCE  BOOK,  an  annual  publication  produced  by
Morningstar, Inc. that describes and rates mutual funds.

MUTUAL  FUND  VALUES,  a  biweekly   guidebook  to  mutual  funds  produced  by
Morningstar, Inc.

NEWSWEEK, a national news weekly that may cover business matters.

NEW YORK TIMES, a newspaper that may cover financial news.

NO LOAD FUND INVESTOR, a newsletter covering companies in the mutual fund industry.

ORLANDO SENTINEL, a newspaper that may cover financial news.

PERSONAL INVESTOR, a monthly magazine that from time to time features mutual fund companies and the mutual fund industry.

SAN ANTONIO BUSINESS JOURNAL, a weekly newspaper that periodically covers mutual fund companies as well as financial news.

SAN ANTONIO EXPRESS-NEWS, a newspaper that may cover financial news.

SAN FRANCISCO CHRONICLE, a newspaper that may cover financial news.

SMART MONEY, a monthly magazine featuring news and articles on investing and mutual funds.

USA TODAY, a newspaper that may cover financial news.

U.S. NEWS AND WORLD REPORT, a national business weekly that periodically reports on mutual fund performance data.

WALL STREET JOURNAL, a Dow Jones and Company, Inc. newspaper that covers financial news.

WASHINGTON POST, a newspaper that may cover financial news.

WORLD MONITOR, The Christian Science Monitor Monthly.

WORTH, a magazine that covers financial and investment subjects including mutual funds.

YOUR MONEY, a monthly magazine directed toward the novice investor.

     In addition to the sources above, performance of the Funds may also be tracked by Lipper Analytical Services, Inc., ("Lipper"), Variable Annuity Research & Data Service ("VARDS"), and Morningstar, Inc. ("Morningstar"). A Fund will be compared to Lipper's, VARDS's, or Morningstar's appropriate fund category according to its objective and portfolio holdings. Footnotes in advertisements and other sales literature will include the time period applicable for any rankings used.

     For comparative purposes, unmanaged indexes of comparable securities may be cited. Examples include the following:

-Ibbotson Associates, Inc., Stocks, Bonds, Bills, and Inflation Yearbook;

-Lehman   Brothers   1-3   year Government/Corporate  Index, an unmanaged index
of all the government, agency, and corporate bonds longer than one year and less than three years;

-Lehman   Brothers   Aggregate   Bond  Index,   an   unmanaged   index  of  the
Government/Corporate Index, the Mortgage-Backed Securities Index, and the Asset-Backed Securities Index;

-Morgan Stanley Capital Index (MSCI)- World, an unmanaged index, that reflects the movements of world stock markets by representing a broad selection of domestically listed companies within each market;

-Morgan Stanley Capital Index (MSCI)- EAFE, an unmanaged index, that reflects the movements of stock markets in Europe, Australia, and the Far East by representing a broad selection of domestically listed companies within each market.

-NASDAQ  Industrials,   a  composite  index  of  approximately  3000  unmanaged
securities of industrial corporations traded over the counter;

-S&P 500 Index, a broad-based unmanaged composite index that represents the weighted average performance of a group of 500 widely held, publicly traded stocks.

-Rusell 2000 Index, is an index that consist of the 2,000 smallest companies in the Russell 3000 Index, a widely recognized small cap index.

     Other sources for total return and other performance data that may be used by a Fund or by those publications listed previously are Morningstar, Inc., Schabaker Investment Management, and Investment Company Data, Inc. These are services that collect and compile data on open-end mutual fund companies.

                           USAA LIFE INVESTMENT TRUST

PART C.  OTHER INFORMATION
         -----------------

ITEM 23.  Exhibits

   EXHIBIT
     NO.                      DESCRIPTION OF EXHIBITS
   -------                    -----------------------

     (1) (a)  Certificate of Trust of USAA  Life Investment Trust. /1/

         (b)  (i)  Master Trust Agreement of USAA Life Investment Trust. /7/

         (c) (ii) Amendment to Master Trust Agreement of USAA Life Investment Trust. /5/

         (d)  (iii) Second Amendment to  Master Trust  Agreement of  USAA  Life
                    Investment Trust. /7/

     (2) Bylaws of USAA Life Investment Trust. /2/

     (3) Not Applicable.

     (4) (a) Investment Advisory Agreement by and between USAA Life Investment Trust and USAA Investment Management Company, dated December 16, 1994. /7/

         (b) Amendment to Investment Advisory Agreement by and between USAA Life Investment Trust, with respect to its Aggressive Growth and International Funds, and USAA Investment Management Company, dated February 7, 1997. /5/

         (c)  Second Amendment to Investment Advisory  Agreement by and between
              USAA  Life  Investment  Trust  and  USAA  Investment   Management
              Company, dated February 18, 1998. /7/

     (5) Amended and Restated Underwriting and Administrative Services Agreement by and between USAA Life Insurance Company, USAA Life Investment Trust and USAA Investment Management Company, dated December 16, 1994, amended as of February 7, 1997, and amended and restated as of February 26, 1998, and amended and restated as of November 18, 1998 and amended and restated as of December 31, 1999. (filed herewith)

     (6) Not Applicable.

     (7) (a) Custodian Agreement by and between USAA Life Investment Trust and State Street Bank and Trust Company, dated December 16, 1994. /8/

         (b) Amendment to Custodian Agreement by and between USAA Life Investment Trust and State Street Bank and Trust Company, dated December 16, 1994. /8/

         (c) First Amendment to the Amendment to the Custodian Agreement by and between USAA Life Investment Trust and State Street Bank and Trust Company, dated July 24, 1996. /5/

         (d) Second Amendment to Custodian Agreement by and between USAA Life Investment Trust and State Street Bank and Trust Company, dated April 24, 1997. /6/

         (e) Third Amendment to Custodian Agreement by and between USAA Life Investment Trust and State Street Bank and Trust Company, dated February 18, 1998. /7/

     (8) (a) Transfer Agent Agreement by and between USAA Life Investment Trust and USAA Life Insurance Company, dated December 15, 1994. /7/

         (b) Letter Agreement by and between USAA Life Investment Trust and USAA Life Insurance Company, dated February 7, 1997, appointing USAA Life as the Transfer Agent and Dividend Disbursing Agent for the Aggressive Growth and International Funds. /7/

         (c)  Amendment to Transfer  Agent  Agreement by and between  USAA Life
              Investment   Trust   and  USAA  Life  Insurance   Company,  dated
              February 18, 1998. /7/

     (9) (a) Opinion of Counsel concerning the Money Market, Income, Growth and Income, World Growth and Diversified Assets Funds. /3/

         (b)  Opinion  of   Counsel  concerning  the   Aggressive  Growth  and
              International Funds. /5/

         (c)  Consent of Counsel  concerning the Money Market,  Income,  Growth
              and   Income,  World   Growth,  Diversified   Assets,  Aggressive
              Growth, and International Funds. (filed herewith)

    (10) Consent of KPMG LLP, Independent Auditor. (filed herewith)

    (11) Not Applicable.

    (12) (a) Subscription Agreement by and between USAA Life Insurance Company and USAA Life Investment Trust, with respect to its Money Market, Income, Growth and Income, World Growth and Diversified Assets Funds, dated December 16, 1994. /2/

         (b) Ratification of Subscription Agreement Modification, approved by the Trust's Board of Trustees on November 30, 1995. /4/

         (c) Subscription Agreement by and between USAA Life Insurance Company and USAA Life Investment Trust, with respect to its Aggressive Growth and International Funds, dated February 7, 1997. /5/

    (13) Not Applicable.

    (14) Not Applicable.

    (15) Not Applicable.

    (16) Joint Code of Ethics of USAA Life Investment Trust and USAA Investment Management Company. (filed herewith)

    (17) Powers  of  Attorney  for:  James  M.  Middleton,  Michael J. C. Roth,
         Larkin W. Fields, June R. Reedy, Neil H. Stone and Gary W. West. (filed herewith)

--------------------------------
/1/  Previously  filed  with  the  initial  filing,   on  August  1,  1994,  of
     Registrant's Form N-1A Registration Statement.

/2/ Previously filed on December 22, 1994, with Pre-Effective Amendment No. 1 to Registrant's Form N-1A Registration Statement.

/3/ Previously filed on July 3, 1995, with Post-Effective Amendment No. 1 to the Registrant's Form N-1A Registration Statement.

/4/ Previously filed on April 29, 1996, with Post-Effective Amendment No. 2 to the Registrant's Form N-1A Registration Statement.

/5/ Previously filed on February 14, 1997, with Post-Effective Amendment No. 3 to the Registrant's Form N-1A Registration Statement.

/6/ Previously filed April 29, 1997, with Post-Effective Amendment No. 4 to Registrant's Form N-1A Registration Statement.

/7/ Previously filed on March 3, 1998, with Post-Effective Amendment No. 6 to Registrant's Form N-1A Registration Statement

/8/ Previously filed on February 26, 1999, with Post-Effective Amendment No. 7 to Registrant's Form N-1A Registration Statement.

ITEM 24.  Persons Controlled by or Under Common Control with Registrant

     No person is controlled by Registrant. All of the outstanding shares of beneficial interest of Registrant are owned of record by USAA Life Insurance Company ("USAA Life"), which is a wholly owned subsidiary of United Services Automobile Association ("USAA"), and the Separate Account and the Life Insurance Separate Account of USAA Life Insurance Company (the "Separate Accounts"), segregated asset accounts of USAA Life. Information pertaining to persons controlled by or under common control with registrant is hereby incorporated by reference to the section captioned "Principal Holders of Securities" in the Statement of Additional Information.

ITEM 25.  Indemnification

     Indemnification against liability is provided to the Trustees and officers of the Registrant, the underwriter of the Registrant, and the following affiliated persons of the Registrant, in the following ways:

     (a) Directors' and Officers' Liability Policy: The Registrant and its Trustees and officers are covered under a joint liability insurance policy ("policy") along with USAA Investment Management Company ("USAA IMCO"), other mutual funds managed by USAA IMCO, and USAA Shareholder Account Services. The policy insures against errors and omissions as described therein.

     (b) Indemnification  under the Master Trust Agreement,  as amended:  Under
         Article V of the Registrant's Master Trust Agreement (incorporated herein by reference to Exhibit (1) (b)(i) of this Registration Statement), the Registrant has agreed to indemnify any Shareholder or former Shareholder, and each of its Trustees and officers, including persons serving at the Registrant's request as Directors, officers or trustees of another organization in which the Registrant has any interest as a shareholder, creditor or otherwise, against liability as specified therein.

     (c) Indemnification under the Amended and Restated Underwriting and Administrative Services Agreement: Under Section 9 of the Amended and Restated Underwriting and Administrative Services Agreement by and between the Registrant, USAA Life and USAA IMCO (incorporated herein by reference to Exhibit (5) of this Registration Statement), USAA Life and USAA IMCO have agreed to indemnify the Registrant and one another, and each of the Trustees, Directors and officers (or former Trustees, Directors and officers) of each party, and any person who controls any party, against liability as specified therein.

     (d) Indemnification  under the  Custodian  Agreement,  as  amended:  Under
         Section 2.12(6) and Section 8 of the Custodian Agreement by and between the Registrant and State Street Bank and Trust Company ("State Street") (incorporated herein by reference to Exhibit (7)(a) of this Registration Statement), State Street has agreed to be responsible to the Registrant for negligence or misconduct, as specified therein. Under Section 9 of the Amendment to the Custodian Agreement by and between the Registrant and State Street (incorporated herein by reference to Exhibit (7)(b) of this Registration Statement), any foreign banking institution employed by the Custodian ("Sub-Custodian") shall indemnify State Street and the Registrant, against liability as specified therein. Under Section 10 of the Amendment to the Custodian Agreement, the Custodian has agreed to be liable for the acts or omissions of a foreign banking institution as specified therein.

     (e) Indemnification under the Transfer Agent Agreement,  as amended: Under
         Section 12 of the Transfer Agent Agreement between the Registrant and USAA Life (incorporated herein by reference to Exhibit (8)(a) of this Registration Statement), USAA Life has agreed to indemnify the Registrant against liability as specified therein, and the Registrant shall indemnify USAA Life against liability as specified therein.

     (f) Indemnification under the Distribution and Administration Agreement, as amended: Under Section 13 of the Distribution and Administration Agreement by and between USAA Life and USAA IMCO (incorporated herein by reference to Exhibit 3 of Post-Effective Amendment No. 4 to the Form N-4 Registration Statement of the Separate Account, filed on April 29, 1998), USAA Life, on its own behalf and on behalf of the Separate Account, has agreed to indemnify USAA IMCO, its agents, employees and any person who controls USAA IMCO, against liability as specified therein, and USAA IMCO has agreed to indemnify USAA Life, its Directors and officers, the Separate Account, and any person who controls USAA Life, against liability as specified therein.

     (g) Indemnification under the Bylaws of USAA Life: Under Article IX of the Bylaws of USAA Life (incorporated herein by reference to Exhibit 6(b) of Post Effective Amendment No. 4, filed on April 29, 1998, of the Form N-4 Registration Statement of the Separate Account), USAA Life has agreed to indemnify any Director, officer, former Director or former officer of USAA Life against liability as specified therein.

     (h) Indemnification  under the Delaware  Business Trust Act: Under Section
         3803(b) of the Delaware Business Trust Act, except to the extent otherwise provided in the governing instrument of a business trust, a Trustee, when acting in such capacity, is not personally liable to any person other than the business trust or a beneficial owner for any act, omission or obligation of the business trust or any Trustee thereof.

     Insofar as indemnification for liabilities arising under Securities Act of 1933 (the "1933 Act") may be permitted to Trustees, officers and controlling persons of the Registrant pursuant to the foregoing provisions or otherwise, the Registrant has been advised that, in the opinion of the Securities and Exchange Commission, such indemnification is against public policy as expressed in the 1933 Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Registrant of expenses incurred or paid by a Trustee, officer or controlling person of the Registrant in the successful defense of any action, suit or proceeding) is asserted by such Trustee, officer or controlling person in connection with the securities being registered, the Registrant will, unless in the opinion of its counsel the matter has been settled by a controlling precedent, submit to a court of appropriate jurisdiction the question of whether indemnification by it is against public policy as expressed in the 1933 Act and will be governed by the final adjudication of such issue.

ITEM 26.  Business and Other Connections of Investment Adviser

     Information in response to this item is incorporated by reference to Item 28 of Post-Effective Amendment No. 46 of the Registration Statement of USAA Mutual Fund, Inc., filed September 30, 1997(File No. 2-49560).


ITEM 27.  Principal Underwriters

    (a) USAA IMCO acts as principal underwriter of the Registrant's shares on a best-efforts basis and receives no fee or commission for its underwriting services. USAA IMCO, an affiliate of USAA, also serves as principal underwriter for the Separate Accounts, USAA Investment Trust, USAA State Tax-Free Trust, USAA Mutual Fund, Inc., and USAA Tax Exempt Fund, Inc.

    (b) Set forth below is information concerning each director and executive officer of USAA IMCO.

NAME AND PRINCIPAL      POSITION AND OFFICES WITH     POSITION AND OFFICES WITH
BUSINESS ADDRESS*              UNDERWRITER                    REGISTRANT
-----------------       -------------------------     -------------------------

Robert G. Davis         Director and Chairman                     None

Michael J. C. Roth      Director and Vice                      Trustee and
                        Chairman, Chief Executive             Vice Chairman
                        Officer and President

Kenneth E. Willmann     Director and Senior Vice President,   Vice President
                        Fixed Income Investments

David G. Peebles        Director and Senior Vice President,   Vice President
                        Equity Investments

Michael D. Wagner       Vice President,                           None
                        Secretary and Counsel

Sherron A. Kirk         Senior Vice President and
                        Senior Financial Officer                  None

* The principal business address for all of the above directors and officers of USAA IMCO is 9800 Fredericksburg Road, San Antonio, Texas 78288.


    (c) Not Applicable.

ITEM 28.  Location of Accounts and Records

     The following entities prepare, maintain and preserve the records required by Section 31(a) of the 1940 Act for the Registrant. These services are provided to the Registrant through written agreements between the parties to the effect that such records will be maintained on behalf of the Registrant for the periods prescribed by the rules and regulations of the Commission under the 1940 Act and that such records are the property of the entity required to maintain and preserve such records and will be surrendered promptly on request:

     (1) USAA Life Insurance Company
         9800 Fredericksburg Road
         San Antonio, Texas  78288

     (2) USAA Investment Management Company
         10750 Robert F. McDermott Freeway
         San Antonio, Texas  78288

     (3) State Street Bank and Trust Company
         225 Franklin Street
         Boston, Massachusetts  02110

ITEM 29.  Management Services

     Not Applicable.

ITEM 30.  Undertakings

     Not Applicable.

                                   SIGNATURES

     Pursuant to the requirements of the Securities Act and the Investment Company Act, Registrant certifies that it meets all of the requirements for effectiveness of this registration statement under Rule 485(b) under the Securities Act and has duly caused this amended registration statement to be signed on its behalf by the undersigned, duly authorized, in the city of San Antonio and state of Texas on the 28th day of April, 2000.

                                  USAA LIFE INVESTMENT TRUST



                                  BY:  /S/ JAMES M. MIDDLETON
                                      ----------------------
                                      James M. Middleton
                                      President and Principal Executive Officer

     Pursuant  to  the   requirements  of  the  Securities  Act,  this  amended
registration statement has been signed below by the following persons in the capacities and on the date indicated.

               (SIGNATURE)              (TITLE)                     (DATE)


/S/ JAMES M. MIDDLETON         President and Chairman of the     April 28, 2000
------------------------           Board of Trustees
    James M. Middleton        (Principal Executive Officer)


/S/ MICHAEL J.C. ROTH          Vice Chairman of the              April 28, 2000
----------------------          Board of Trustees
    Michael J.C. Roth


/S/ LARKIN W. FIELDS          (Principal Financial and           April 28, 2000
-----------------------          Accounting Officer)
    Larkin W. Fields


/S/ JUNE R. REEDY                    Trustee                     April 28, 2000
-----------------------
    June R. Reedy

/S/ NEIL H. STONE                    Trustee                     April 28, 2000
-----------------------
    Neil H. Stone

/S/ GARY W. WEST                     Trustee                     April 28, 2000
-----------------------
    Gary W. West

   EXHIBIT
     NO.                  DESCRIPTION OF EXHIBITS                     PAGE NO.

     (1) (a)  Certificate of Trust of USAA Life Investment Trust. /1/

         (b)  (i)  Master Trust Agreement of USAA Life Investment Trust. /7/

         (c) (ii) Amendment to Master Trust Agreement of USAA Life Investment Trust. /5/

         (d)  (iii) Second Amendment to Master Trust Agreement of USAA Life
                    Investment Trust. /7/

     (2) Bylaws of USAA Life Investment Trust. /2/

     (3) Not Applicable.

     (4) (a) Investment Advisory Agreement by and between USAA Life Investment Trust and USAA Investment Management Company, dated December 16, 1994. /7/

         (b) Amendment to Investment Advisory Agreement by and between USAA Life Investment Trust, with respect to its Aggressive Growth and International Funds, and USAA Investment Management Company, dated February 7, 1997. /5/

         (c) Second Amendment to Investment Advisory Agreement by and between USAA Life Investment Trust and USAA Investment Management Company, dated February 18, 1998. /7/

     (5) Amended  and  Restated   Underwriting  and   Administrative
         Services  Agreement  by and  between  USAA  Life  Insurance
         Company,  USAA Life Investment  Trust  and  USAA  Investment
         Management  Company,   dated December  16,  1994,  amended as
         of February 7, 1997,  and amended and restated  as of February
         26,  1998,  and  amended and  restated as of November 18, 1998 and amended and restated as of December 31, 1999.
         (filed herewith)                                                  65

     (6) Not Applicable.

     (7) (a) Custodian Agreement by and between USAA Life Investment Trust and State Street Bank and Trust Company, dated December 16, 1994. /8/

         (b) Amendment to Custodian Agreement by and between USAA Life Investment Trust and State Street Bank and Trust Company, dated December 16, 1994. /8/

         (c) First Amendment to the Amendment to the Custodian Agreement by and between USAA Life Investment Trust and State Street Bank and Trust Company, dated July 24, 1996. /5/

         (d) Second Amendment to Custodian Agreement by and between USAA Life Investment Trust and State Street Bank and Trust Company, dated April 24, 1997. /6/

         (e) Third Amendment to Custodian Agreement by and between USAA Life Investment Trust and State Street Bank and Trust Company, dated February 18, 1998. /7/

     (8) (a) Transfer Agent Agreement by and between USAA Life Investment Trust and USAA Life Insurance Company, dated December 15, 1994. /7/

         (b) Letter Agreement by and between USAA Life Investment Trust and USAA Life Insurance Company, dated February 7, 1997, appointing USAA Life as the Transfer Agent and Dividend Disbursing Agent for the Aggressive Growth and International Funds. /7/

         (c) Amendment to Transfer Agent Agreement by and between USAA Life Investment Trust and USAA Life Insurance Company, dated February 18, 1998. /7/

     (9) (a) Opinion of Counsel concerning the Money Market, Income, Growth and Income, World Growth and Diversified Assets Funds. /3/

         (b) Opinion of Counsel concerning the Aggressive Growth and International Funds. /5/

         (c)  Consent of Counsel concerning the Money Market, Income,
              Growth and Income, World Growth, Diversified Assets,
              Aggressive Growth, and International Funds.
              (filed herewith)                                             94

    (10) Consent of KPMG LLP, Independent Auditor. (filed herewith)        96

    (11) Not Applicable.

    (12) (a) Subscription Agreement by and between USAA Life Insurance Company and USAA Life Investment Trust, with respect to its Money Market, Income, Growth and Income, World Growth and Diversified Assets Funds, dated December 16, 1994. /2/

         (b) Ratification of Subscription Agreement Modification, approved by the Trust's Board of Trustees on November 30, 1995. /4/

         (c) Subscription Agreement by and between USAA Life Insurance Company and USAA Life Investment Trust, with respect to its Aggressive Growth and International Funds, dated February 7, 1997. /5/

    (13) Not Applicable.

    (14) Not Applicable.

    (15) Not Applicable.

    (16) Joint Code of Ethics of USAA Life Investment Trust and
         USAA Investment Management Company. (filed herewith)              98

    (17) Powers of Attorney for: James M. Middleton, Michael J. C. Roth, Larkin W. Fields, June R. Reedy, Neil H. Stone and Gary W. West.
         (filed herewith)                                                 110

---------------------------
/1/  Previously  filed  with  the  initial  filing,   on  August  1,  1994,  of
     Registrant's Form N-1A Registration Statement.

/2/ Previously filed on December 22, 1994, with Pre-Effective Amendment No. 1 to Registrant's Form N-1A Registration Statement.

/3/ Previously filed on July 3, 1995, with Post-Effective Amendment No. 1 to the Registrant's Form N-1A Registration Statement.

/4/ Previously filed on April 29, 1996, with Post-Effective Amendment No. 2 to the Registrant's Form N-1A Registration Statement.

/5/ Previously filed on February 14, 1997, with Post-Effective Amendment No. 3 to the Registrant's Form N-1A Registration Statement.

/6/ Previously filed April 29, 1997, with Post-Effective Amendment No. 4 to Registrant's Form N-1A Registration Statement.

/7/ Previously filed on March 3, 1998, with Post-Effective Amendment No. 6 to Registrant's Form N-1A Registration Statement.

/8/ Previously filed on February 26, 1999, with Post-Effective Amendment No. 7 to Registrant's Form N-1A Registration Statement.